Exhibit 99.3


ITEM  7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION  AND EXHIBITS


                      IRT PROPERTY COMPANY AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                        PAGE
                                                                        ----

Independent  Auditors'  Report                                             2

Consolidated  Balance  Sheets:
     December  31,  2001  and  2000                                        3

Consolidated  Statements  of  Earnings:
     For  the  Years  Ended  December  31,  2001,  2000  and  1999         4

Consolidated  Statements  of  Changes  in  Shareholders'  Equity:
     For  the  Years  Ended  December  31,  2001,  2000  and  1999         5

Consolidated  Statements  of  Cash  Flows:
     For  the  Years  Ended  December  31,  2001,  2000  and  1999         6

Notes  to  Consolidated  Financial  Statements:
     December  31,  2001,  2000  and  1999                                 7



SCHEDULES

III     Real  Estate  and  Accumulated  Depreciation                      36
IV     Mortgage  Loans  on  Real  Estate                                  43

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of IRT Property Company
Atlanta,  Georgia

     We have audited the accompanying consolidated balance sheets of IRT Property Company (the "Company") (a Georgia corporation) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of earnings, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of IRT Property Company and subsidiaries as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 26 to the consolidated financial statements, on October 28, 2002, the Company executed a merger agreement with Equity One, Inc. to which Equity One, Inc. will acquire the Company.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed in the index to consolidated financial statements are presented for purposes of complying with the Securities and Exchange Commission's rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.



DELOITTE & TOUCHE LLP
Atlanta, Georgia



November  19,  2002

                           IRT PROPERTY COMPANY AND SUBSIDIARIES

                                CONSOLIDATED BALANCE SHEETS
                                 DECEMBER 31, 2001 AND 2000
                     (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                         2001       2000
                                                                      ----------  ---------
ASSETS
Real estate investments:
     Rental properties                                                $ 659,820   $632,337
     Properties under development                                        23,445      4,922
                                                                      ----------  ---------
                                                                        683,265    637,259
     Accumulated depreciation                                          (109,344)   (96,183)
                                                                      ----------  ---------
          Net rental properties                                         573,921    541,076

     Equity investment in and advances to unconsolidated affiliates           -     17,342
     Net investment in direct financing leases                            2,174      4,245
     Mortgage loans, net                                                    314         70
                                                                      ----------  ---------
          Net real estate investments                                   576,409    562,733

Cash and cash equivalents                                                 2,457        831
Prepaid expenses and other assets                                        11,634     10,996
                                                                      ----------  ---------

          Total assets                                                $ 590,500   $574,560
                                                                      ==========  =========

LIABILITIES & SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage notes payable, net                                      $ 134,672   $116,509
     7.3% convertible subordinated debentures, net                       23,275     23,275
     Senior notes, net                                                  124,760    124,714
     Indebtedness to banks                                               51,654     55,000
     Accrued interest                                                     4,598      5,010
     Accrued expenses and other liabilities                              10,652      6,918
                                                                      ----------  ---------

          Total liabilities                                             349,611    331,426

Commitments and contingencies (Notes 5 and 13)

Minority interest payable                                                 7,755      7,981

Shareholders' equity:
     Preferred stock, $1 par value, authorized 10,000,000 shares;
          none issued                                                         -          -
     Common stock, $1 par value, 150,000,000 shares authorized;
          33,234,206 shares issued in 2001 and 2000, respectively        33,234     33,234
     Additional paid-in capital                                         272,172    272,040
     Deferred compensation/stock loans                                   (1,732)    (1,850)
     Treasury stock, at cost, 2,738,204 and 2,889,276 shares
          in 2001 and 2000, respectively                                (22,783)   (23,883)
     Cumulative distributions in excess of net earnings                 (47,757)   (44,388)
                                                                      ----------  ---------

          Total shareholders' equity                                    233,134    235,153
                                                                      ----------  ---------

          Total liabilities and shareholders' equity                  $ 590,500   $574,560
                                                                      ==========  =========


     The accompanying notes are an integral part of these consolidated balance sheets.

                            IRT PROPERTY COMPANY AND SUBSIDIARIES

                             CONSOLIDATED STATEMENTS OF EARNINGS
                    FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                  2001      2000      1999
                                                                --------  --------  --------
REVENUES:
     Income from rental properties                              $84,992   $83,507   $83,094
     Interest income                                                158       967       381
     Interest on direct financing leases                            385       542       560
     Other income                                                     -         -       969
                                                                --------  --------  --------

          Total revenues                                         85,535    85,016    85,004
                                                                --------  --------  --------

EXPENSES:
     Operating expenses of rental properties                     21,315    20,229    19,619
     Interest expense                                            22,525    21,747    21,473
     Depreciation                                                14,941    14,226    13,739
     Amortization of debt costs                                     641       541       460
     General and administrative                                   4,570     3,507     3,432
                                                                --------  --------  --------

          Total expenses                                         63,992    60,250    58,723

EQUITY IN (LOSS) EARNINGS OF UNCONSOLIDATED AFFILIATES               (4)      (56)        4
                                                                --------  --------  --------

Income from continuing operations before income taxes,
minority interest, gain on sales of properties,
discontinued operations and extraordinary item                  21,539    24,710    26,285

INCOME TAX PROVISION                                                (53)        -         -

MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP          (530)     (568)     (654)

GAIN ON SALES OF OPERATING PROPERTIES AND OUTPARCELS              3,848     4,549     2,483
                                                                --------  --------  --------

Income from continuing operations                                24,804    28,691    28,114
                                                                --------  --------  --------

DISCONTINUED OPERATIONS
Income from discontinued operations, net of minority interest       416       348       374
                                                                --------  --------  --------

Income before extraordinary item                                 25,220    29,039    28,488

EXTRAORDINARY ITEM
     Loss on extinguishment of debt                                   -         -      (157)
                                                                --------  --------  --------

NET INCOME                                                      $25,220   $29,039   $28,331
                                                                ========  ========  ========

PER SHARE: (Note 20)
     Income from continuing operations - basic                  $  0.82   $  0.91   $  0.85
     Income from discontinued operations - basic                   0.01      0.01      0.01
                                                                --------  --------  --------
     Income before extraordinary item                              0.83      0.92      0.86
     Extraordinary item - basic                                       -         -         -
                                                                --------  --------  --------
     Net earnings - basic                                       $  0.83   $  0.92   $  0.86
                                                                ========  ========  ========

     Income from continuing operations - diluted                $  0.82   $  0.90   $  0.85
     Income from discontinued operations - diluted                 0.01      0.01      0.01
                                                                --------  --------  --------
     Income before extraordinary item                              0.83      0.91      0.86
     Extraordinary item - diluted                                     -         -         -
                                                                --------  --------  --------
     Net earnings - diluted                                     $  0.83   $  0.91   $  0.86
                                                                ========  ========  ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
     Basic                                                       30,322    31,536    33,119
                                                                ========  ========  ========
     Diluted                                                     33,301    34,432    33,904
                                                                ========  ========  ========

  The accompanying notes are an integral part of these consolidated statements.

                      IRT PROPERTY COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                   Total Shares
                                                ------------------             Additional               Deferred
                                                Common   Treasury    Common    Paid-In    Treasury      Compensation/
                                                 Stock     Stock     Stock     Capital     Stock        Stock Loans
                                                -------  ---------  --------  ---------  ----------     ---------------
BALANCE AT DECEMBER 31, 1998                    33,252          -   $33,252   $272,975   $       -      $  (2,386)
Net earnings                                         -          -         -          -           -              -
Dividends declared - $.93 per share                  -          -         -          -           -              -
Exercise of options                                  4          -         4         33           -              -
Amortization of deferred compensation                -          -         -          -           -            103
Forfeiture of restricted stock                     (22)         -       (22)      (203)          -            225
Adjustment to minority interest of unitholders
  in operating partnership for
  issuance of additional units                       -          -         -       (357)          -              -
Acquisition of treasury stock                        -       (517)        -          -      (4,026)           250
                                                -------  ---------  --------  ---------  ----------     ---------------

BALANCE AT DECEMBER 31, 1999                    33,234       (517)   33,234    272,448      (4,026)        (1,808)
Net earnings                                         -          -         -          -           -              -
Dividends declared - $.94 per share                  -         59         -        (16)        513              -
Exercise of options                                  -         37         -         (8)        295              -
Amortization of deferred compensation                -          -         -          -           -            122
Issuance of restricted stock to employees            -         25         -         13         191           (204)
Forfeiture of restricted stock                       -         (5)        -         (2)        (38)             40
Adjustment to minority interest of unitholders
  in operating partnership for
  issuance of additional units                       -          -         -       (395)          -              -
Acquisition of treasury stock                        -     (2,488)        -          -     (20,818)             -
                                                -------  ---------  --------  ---------  ----------   ---------------

BALANCE AT DECEMBER 31, 2000                    33,234     (2,889)   33,234    272,040     (23,883)        (1,850)
Net earnings                                         -          -         -          -           -              -
Dividends declared - $.94 per share                  -          -         -          -           -              -
Exercise of options                                  -        196         -        114       1,486              -
Shares issued pursuant to
  the stock purchase plan                            -          2         -          5          19              -
Amortization of deferred compensation                -          -         -          -           -            118
Adjustment to minority interest of unitholders
  in operating partnership for
  issuance of additional units                       -          -         -         13           -              -
Acquisition of treasury stock                        -        (47)        -          -        (405)             -
                                                -------  ---------  --------  ---------  ----------  ---------------

BALANCE AT DECEMBER 31, 2001                    33,234     (2,738)  $33,234   $272,172   $ (22,783)  $     (1,732)
                                                =======  =========  ========  =========  ==========  ===============



                                                 Cumulative
                                                 Distributions      Total
                                                 in Excess of    Shareholders'
                                                 Net Earnings       Equity
                                                --------------  ---------------
BALANCE AT DECEMBER 31, 1998                    $     (41,068)  $      262,773
Net earnings                                           28,331           28,331
Dividends declared - $.93 per share                   (30,908)         (30,908)
Exercise of options                                         -               37
Amortization of deferred compensation                       -              103
Forfeiture of restricted stock                              -                -
Adjustment to minority interest of unitholders
  in operating partnership for
  issuance of additional units                              -             (357)
Acquisition of treasury stock                               -           (3,776)
                                                --------------  ---------------

BALANCE AT DECEMBER 31, 1999                          (43,645)         256,203
Net earnings                                           29,039           29,039
Dividends declared - $.94 per share                   (29,782)         (29,285)
Exercise of options                                         -              287
Amortization of deferred compensation                       -              122
Issuance of restricted stock to employees                                    -
Forfeiture of restricted stock                              -                -
Adjustment to minority interest of unitholders
  in operating partnership for
  issuance of additional units                              -             (395)
Acquisition of treasury stock                               -          (20,818)
                                                --------------  ---------------

BALANCE AT DECEMBER 31, 2000                          (44,388)         235,153
Net earnings                                           25,220           25,220
Dividends declared - $.94 per share                   (28,589)         (28,589)
Exercise of options                                         -            1,600
Shares issued pursuant to
  the stock purchase plan                                   -               24
Amortization of deferred compensation                       -              118
Adjustment to minority interest of unitholders
  in operating partnership for
  issuance of additional units                              -               13
Acquisition of treasury stock                               -             (405)
                                                --------------  ---------------

BALANCE AT DECEMBER 31, 2001                    $     (47,757)  $      233,134
                                                ==============  ===============

  The accompanying notes are an integral part of these consolidated statements.

                      IRT PROPERTY COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)


                                                                              2001       2000       1999
                                                                            ---------  ---------  ---------
Cash flows from operating activities:
  Net earnings                                                              $ 25,220   $ 29,039   $ 28,331
  Adjustments to reconcile earnings to net cash from operating activities:
     Depreciation                                                             15,088     14,368     13,869
     Gain on sales of operating properties                                    (2,498)    (4,549)    (2,483)
     Gain on sales of outparcels                                              (1,350)         -          -
     Minority interest of unitholders in partnership                            (213)       288        (50)
     Straight line rent adjustment                                              (533)      (153)         -
     Amortization of deferred compensation                                       118        122        103
     Amortization of debt costs and discounts                                    673        700        519
     Amortization of capitalized leasing income                                  152        166        160
     Extraordinary loss - extinguishment of debt                                   -          -        157
     Changes in assets and liabilities:
       Increase in accrued interest on debentures and senior notes                40          -          -
       Decrease (increase) in interest receivable, prepaid expenses
        and other assets                                                         476     (1,708)      (146)
       Increase in accrued expenses and other liabilities                      2,317        143        992
                                                                            ---------  ---------  ---------

Net cash flows from operating activities                                      39,490     38,416     41,452
                                                                            ---------  ---------  ---------

Cash flows used in investing activities:
  Additions to operating properties, net                                     (23,801)   (19,424)   (14,714)
  Additions to development properties, net                                   (13,443)         -          -
  Proceeds from sales of operating properties, net                            11,196     16,719     12,409
  Proceeds from sale of outparcels, net                                        2,113          -          -
  Investment in unconsolidated affiliates                                          -    (10,091)    (7,251)
  Purchase of unconsolidated affiliate, net of assets acquired                   177          -          -
  Distribution from dissolution of unconsolidated affiliate                       21          -          -
  Funding of mortgage loans                                                     (516)    (4,507)         -
  Collections of mortgage loans                                                   24        292      1,005
                                                                            ---------  ---------  ---------

Net cash flows used in investing activities                                  (24,229)   (17,011)    (8,551)
                                                                            ---------  ---------  ---------

Cash flows used in financing activities:
  Cash dividends, net                                                        (28,589)   (29,285)   (30,908)
  Purchase of treasury stock                                                    (405)   (20,818)    (3,776)
  Exercise of stock options                                                    1,600        287         37
  Issuance of shares under stock purchase plan                                    24          -          -
  Proceeds from mortgage notes payable                                        20,740          -     40,000
  Principal amortization of mortgage notes payable                            (2,577)    (2,134)    (1,835)
  Repayment of mortgage notes payable                                              -     (3,521)    (3,958)
  Proceeds from 7.77% senior notes issuance                                   50,000          -          -
  Repayment of 7.45% senior notes                                            (50,000)         -          -
  (Decrease) increase in bank indebtedness                                    (3,346)    34,600    (31,100)
  Payment of deferred financing costs                                         (1,082)      (217)    (1,191)
                                                                            ---------  ---------  ---------

Net cash flows used in financing activities                                  (13,635)   (21,088)   (32,731)
                                                                            ---------  ---------  ---------

Net increase in cash and cash equivalents                                      1,626        317        170
Cash and cash equivalents at beginning of period                                 831        514        344
                                                                            ---------  ---------  ---------

Cash and cash equivalents at end of period                                  $  2,457   $    831   $    514
                                                                            =========  =========  =========

Supplemental disclosures of cash flow information:
  Total cash paid during period for interest                                $ 23,937   $ 21,501   $ 21,344
                                                                            =========  =========  =========

  The accompanying notes are an integral part of these consolidated statements.

                      IRT PROPERTY COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2001, 2000, AND 1999
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.     ORGANIZATION  AND  NATURE  OF  OPERATIONS

     IRT Property Company, individually and collectively with its subsidiaries ("IRT" or the "Company"), was founded in 1969 and became a public company in May 1971 (NYSE: IRT). The Company is an owner, operator, redeveloper and developer of high quality, well located neighborhood and community shopping centers. The Company's portfolio consists of 87 shopping centers, three shopping center investments, four development properties, one industrial property and four mortgage loans. The 87 shopping centers and the three shopping center investments total approximately 9.7 million square feet of retail space and are located in eleven southeastern states. IRT shopping centers are anchored by necessity-oriented retailers such as supermarkets, drug stores, national value retailers and department stores.

     The Company has four wholly-owned subsidiaries. VW Mall, Inc. ("VWM") was formed in July 1994, but is currently inactive. IRT Alabama, Inc. ("IRTAL") was formed in August 1997 to purchase Madison Centre in Madison, Alabama, which it continues to own, but it conducts no significant operations beyond this property. IRT Management Company ("IRTMC") was formed in 1990 and currently holds 93.3% of the operating units of IRT Partners L.P ("LP").

     IRT Capital Corporation II ("IRTCCII") is a taxable real estate investment trust ("REIT") subsidiary and was formed under the laws of Georgia in 1999. IRTCCII elected on March 15, 2001 to become a taxable REIT subsidiary pursuant to the Tax Relief Extension Act of 1999 as amended (the "REIT Modernization Act of 1999"). Although IRTCCII is primarily used by the company to develop properties, it also has the ability to buy and sell properties, provide equity to developers and perform third-party management, leasing and brokerage operations.

     The Company also serves as general partner of LP, a Georgia limited partnership formed in 1998 to enhance the Company's acquisition opportunities through a "downreit" structure. This structure offers potential sellers the ability to make a tax-deferred sale of their real estate investment in exchange for Operating Partnership Units ("OP Units") of LP. OP Units receive the same distributions as the Company's common stock and are redeemable for shares of the Company's common stock. IRT and IRTMC, together, owned approximately 1% and 93.3%, respectively, of LP as of December 31, 2001. The accounts of LP are included in the accompanying consolidated financial statements.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of IRT, its wholly-owned subsidiaries, majority-owned and controlled subsidiaries and the partnership. Prior to 2001, the Company had investments in affiliates over which the Company did not exercise control, and therefore accounted for the investments by the equity method. Intercompany transactions and balances have been eliminated in consolidation.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions within the financial statements include impairment evaluation of operating and development properties and other long-term assets, determination of useful lives of assets subject to depreciation or amortization and valuation adjustments to tenant related accounts. Actual results could differ from those estimates.

REVENUE RECOGNITION

     Leases with tenants are accounted for as operating leases. Rental revenue for leases entered into after January 1, 2000 is recognized on a straight-line basis over the initial lease term. Rental revenue for leases entered into prior to January 1, 2000, is accounted for based on contractual rental obligations, which is not materially different from revenue recorded on a straight-line basis to any interim or annual period. Certain tenants are required to pay percentage rents based on their gross sales exceeding specified amounts. This percentage rental revenue is recorded upon collection, which is not materially different from recognizing such percentage rental revenue on an accrual basis. The Company receives reimbursements from tenants for real estate taxes, common area maintenance and other recoverable costs. These tenant reimbursements are recognized as revenue in the period the related expense is recorded.

     The Company makes specific valuation adjustments (bad debt reserves) to tenant related revenue based upon the tenant's credit and business risk.

     Other  non-rental  revenue  is  recognized  as  revenue  when  earned.

     Gain on sales of real estate assets is recognized at the time title to the asset is transferred to the buyer, subject to the adequacy of the buyer's initial and continuing investment and the assumption by the buyer of all future ownership risks of the property. The gain on sales of operating properties is calculated based on the net carrying value of the property at the time of sale. The net carrying value represents the cost of acquisition, renovation or betterment of the property less the accumulated depreciation of such costs. For gains on outparcel sales, the gain is calculated based on the value assigned to the outparcel lot through specific identification of costs or the relative sales value of the outparcel lot to the entire property.

RENTAL  PROPERTIES  AND  PROPERTIES  UNDER  DEVELOPMENT

     Rental properties are stated at cost less accumulated depreciation. Costs incurred for the acquisition, renovation, and betterment of the properties are capitalized and depreciated over their estimated useful lives. Recurring maintenance and repairs are charged to expense as incurred. Depreciation is computed on a straight-line basis generally for a period of sixteen to forty years for significant improvements and buildings. Tenant improvements are depreciated on a straight-line basis over the life of the related lease.

     Properties under development are stated at cost. Depreciation does not begin until the asset is placed in service. Acquisition, development and construction costs are capitalized, including predevelopment costs, interest and salaries. Predevelopment costs include costs for zoning, planning, development feasibility studies and other costs directly related to the development property. Unsuccessful predevelopment efforts and their related costs are expensed when it is probable development efforts will not continue. Interest costs and salaries directly attributable to the development process are capitalized for the period of development to ready the property for its intended use.

     The Company periodically evaluates the carrying value of its long-lived assets, including operating and development properties, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Impairment is based on whether it is probable that undiscounted future cash flows from each property will be less than its net book value. If an impairment exists, the asset is written down to its estimated fair value and an impairment loss is recognized.

CASH  EQUIVALENTS

     The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

DEFERRED  LEASING  COSTS

     Internal and external commission costs incurred in obtaining tenant leases are included in prepaid expenses and other assets. The costs are amortized on a straight-line basis over the terms of the related leases. Upon lease cancellation or termination, unamortized costs are charged to operations.

DEBT  ISSUE  AND  DEFERRED  FINANCE  COSTS

     Costs related to the issuance of debt instruments and loan costs incurred in obtaining long-term financing are included within prepaids and other assets. The costs are capitalized and amortized over the life of the related issue or financing on a straight-line basis, which approximates the effective interest method. Upon conversion, in the event of redemption or prepayment, applicable unamortized costs are charged to shareholders' equity or to operations, respectively.

INCOME  TAXES

     The Company has elected since its inception to be treated as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). In accordance with the Code, a REIT must distribute at least 90% (95% prior to 2001) of its taxable income to its shareholders each year and meet certain other qualifications prescribed by the Code. If all qualifications are met, the Company will not be taxed on that portion of its taxable income which is distributed to its shareholders. For the special provisions applicable to REITs, see Sections 856-860 of the Code. IRT intends to continue to elect to be treated and to continue to qualify as a REIT under the Code.

     If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax, at regular corporate tax rates, on its taxable income. The Company may be disqualified from treatment as a REIT for the four taxable years following the year during which its REIT qualification is lost. Even if the Company maintains its qualification for taxation as a REIT, the Company also may be subject to certain state and local taxes on its income and property and to federal income and excise taxes on its undistributed income.

     The Company has one wholly-owned subsidiary, IRTCCII, that elected on March 15, 2001 to become a taxable REIT subsidiary pursuant to the REIT Modernization Act of 1999. The services provided by this subsidiary generate taxable income and are taxed at regular corporate income tax rates. The corresponding income tax is expensed.

EARNINGS  PER  SHARE

     Basic EPS excludes dilution and is computed by dividing net earnings by the weighted average number of shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares and then shared in the earnings of the Company.

STOCK-BASED  COMPENSATION

     The Company accounts for its stock-based compensation plans under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25"). The Company has adopted the disclosure option of SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 requires companies that do not choose to account for stock-based compensation as prescribed by the statement to disclose the pro forma effects on net income and earnings per share as if SFAS No. 123 had been adopted. Additionally, certain other disclosures are required with respect to stock-based compensation and the assumptions used to determine the pro forma effects of SFAS No. 123.

SEGMENT  REPORTING

     In 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement established standards for reporting financial and descriptive information about operating segments in annual financial statements. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company's chief operating decision maker is its senior management group.

     The Company owns and operates retail shopping centers in the southeastern United States. Such shopping centers generate rental and other revenue through the leasing of shop spaces to a diverse base of tenants. The Company evaluates the performance of each of its shopping centers on an individual basis due to specific geographical market demographics and local competitive forces. However, because the shopping centers have generally similar economic characteristics and tenants, the shopping centers have been aggregated into one reportable segment.

DERIVATIVE  FINANCIAL  INSTRUMENTS

     In  June  1998,  SFAS  No.  133, "Accounting for Derivative Instruments and
Hedging Activities," was issued. This statement, as amended, establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair market value. SFAS No. 133 requires that changes in the derivative's fair market value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative's gains and losses to offset related results on the hedged item in the income statement and requires that a company must formally document, designate, and assess the effectiveness of transactions that receive hedge accounting. The Company adopted this statement on January 1, 2001. The Company did not hold and has not engaged in transactions using derivative financial instruments. The adoption of this statement did not have a material effect on the Company's balance sheets or statements of earnings.

RECENT  ACCOUNTING  PRONOUNCEMENTS

     In June 2001, SFAS No. 141, "Business Combinations," was issued. This statement eliminates pooling of interests accounting and requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. The Company adopted this standard on July 1, 2001 and adoption of this standard did not have a significant effect on the Company's financial statements.

     In June 2001, SFAS No. 142, "Goodwill and Other Intangible Assets," was issued establishing accounting and reporting standards that address how goodwill and intangible assets should be accounted for within the financial statements. The statement requires companies to not amortize goodwill and intangible assets with infinite lives, but to test such assets for impairment on a regular basis. An intangible asset that has a finite life should be amortized over its useful life and evaluated for impairment on a regular basis. This statement is effective for fiscal years beginning after December 15, 2001. The Company adopted this standard on January 1, 2002 and adoption of this standard did not have a significant effect on the Company's financial statements.

     In August 2001, SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," was issued establishing new rules and clarifying implementation issues with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," by allowing a probability-weighted cash flow estimation approach to measure the impairment loss of a long-lived asset. The statement also established new standards for accounting for discontinued operations. Transactions that qualify for reporting in discontinued operations include the disposal of a component of an entity's operations that comprises operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity. The statement is effective for fiscal years beginning after December 15, 2001. The Company adopted this standard on January 1, 2002 and adoption of this standard did not have a significant effect on the Company's financial statements.

     In April 2002, SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", was issued. This Statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB Statement No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement also rescinds FASB Statement No. 44, "Accounting for Intangible Assets of Motor Carriers". This Statement amends FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. The adoption of SFAS No. 145 had no effect on the financial position and results of operations of the Company.

     In June 2002, SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", was issued which nullifies Emerging Issues Task Force
(EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit and Activity (including Certain Costs Incurred in a Restructuring)". The adoption of SFAS No. 146 had no effect on the financial position and results of operations of the Company.


RECLASSIFICATION  OF  AMOUNTS

     Certain amounts in the consolidated financial statements have been reclassified to conform with the presentation in the Company's 2002 Quarterly Condensed Consolidated Financial Statements.

3.     RENTAL  PROPERTIES

     Buildings and related improvements are depreciated on a straight-line basis for a period of 16 to 40 years. Tenant improvements are depreciated on a straight-line basis over the life of the related lease. Rental properties are comprised of the following:


                                                   DECEMBER 31,
                                               ------------------
                                                 2001      2000
                                               --------  --------
Land covered by purchase-leaseback agreements  $    250  $    686
Land related to building and improvements       153,300   146,102
Building and improvements                       493,188   476,510
Tenant improvements                              13,082     9,039
                                               --------  --------

     Total rental properties                   $659,820  $632,337
                                               ========  ========

     Upon expiration of the leases for land covered by purchase-leaseback agreements, all improvements on the land will become the property of the Company. The lessee of one of these properties had the option, subject to certain conditions, to repurchase the land. The option price was for an amount greater than the Company's carrying value of the related land. This option to repurchase the land was exercised in 2001, resulting in a gain to the Company of $347, included in the gain on sale of operating properties and outparcels in the accompanying Consolidated Statements of Earnings.

     Rental properties acquired and disposed in 2001, 2000 and 1999 are summarized below. In addition, see Footnote 7 for additional disclosure of a property disposition in 2001.


                                                  SHOPPING CENTER ACQUISITIONS

  Date                                                         Square     Year Built/    % Leased       Total Initial
Acquired         Property Name            City, State         Footage       Renovated   at Acquisition  Cost           Cash Paid
---------------  -----------------------  -----------------  -----------    ---------   -------------- --------------  ----------
                                                               (unaudited)
                                                            2001 ACQUISITIONS
 4/12/01         Unigold Shopping Center  Orlando, FL            102,985        1987           97%      $ 8,000         $ 7,903
11/30/01         Carrollwood Center       Tampa, FL               96,242      1971/1996        85%        6,763           6,763
                                                               ---------                                -----------------------
                                                                 199,227                                $14,763         $14,666
                                                               =========                                =======================

                                                           2000 ACQUISITIONS
12/28/00         Pine Ridge Square        Coral Springs, FL      117,399        1986          100%      $11,600         $11,438

                                                             1999 ACQUISITIONS
 2/26/99         Shoppes at Lago Mar      Kendall, FL             82,613        1995           98%      $ 9,916         $ 4,174
 3/15/99         Willamsburg at Dunwoody  Dunwoody, GA            44,928        1983          100%        5,602           5,602
                                                               ---------                                -----------------------
                                                                 127,541                                $15,518         $ 9,776
                                                               =========                                =======================


                                          SHOPPING CENTER DISPOSITIONS

      Date                                                        Square       Sales     Net        Gain
      Sold         Property Name            City, State           Footage      Price   Proceeds    (Loss)
-----------------  -----------------------  --------------------  -----------  -------  ---------  -------
                                                                  (unaudited)
                                                   2001 DISPOSITIONS
4/18/01            Eden Center              Eden, NC                   56,355  $ 3,950  $   3,830  $  742
5/31/01            Chadwick Square          Hendersonville, NC         32,100    2,401      2,351     366
6/8/01             Ft. Walton Beach Plaza   Ft. Walton Beach, FL       48,248    1,650      1,515    (135)
                                                                  -----------  -------  ---------  -------
                                                                      136,703  $ 8,001  $   7,696  $  973
                                                                  ===========  =======  =========  =======

                                                   2000 DISPOSITIONS
1/14/00            Palm Gardens             Largo, FL                  49,890  $ 1,500  $   1,389  $  804
8/1/00             Palm Gardens (1)                                                           651     651
2/18/00            Westgate Square          Sunrise, FL               104,853   11,355     10,271   1,934
8/31/00            Abbeville                Abbeville, SC              59,525      177        135      (5)
10/3/00            Carolina Place           Hartsville, SC             36,560    2,104      2,016     228
12/29/00           Chester Plaza            Chester, SC                71,443    2,250      2,257     937
                                                                  -----------  -------  ---------  -------
                                                                      322,271  $17,386  $  16,719  $4,549
                                                                  ===========  =======  =========  =======

                                                  1999 DISPOSITIONS
6/1/99             Litchfield Landing       Pawley's Island, SC        42,201  $ 3,190  $   3,129  $1,191
6/1/99             First Street Station     Albemarle, NC              52,230    3,137      3,038     320
6/1/99             Taylorsville             Taylorsville, NC           48,537    2,571      2,430     609
6/1/99             University Center        Greenville, NC             56,180    3,462      3,399     202
                   Other                                                           417        413     161
                                                                  -----------  -------   --------  ------
                                                                      199,148  $12,777  $  12,409  $2,483
                                                                  ===========  =======  =========  ======

(1) Represents additional sale proceeds received subsequent to the sale of the property.


4.     PROPERTIES  UNDER  DEVELOPMENT

     Development  properties  consisted  of  the  following:


                                             DECEMBER 31,
                                           ---------------
                                            2001     2000
                                           -------  ------
Land related to building and improvements  $11,491  $  415
Building and improvements                   11,108     264
Development agreements and loans               846   4,243
                                           -------  ------
     Total properties under development    $23,445  $4,922
                                           =======  ======

At December 31, 2001, the Company is in the process of developing four shopping centers.

- Conway Crossing, located in Orlando, Florida, will consist of a 44,270 square foot Publix with 28,740 additional square feet of shop space.
- The Shops at Huntcrest, in Lawrenceville, Georgia, will be a 97,000 square foot shopping center anchored by a 54,340 square foot Publix.
- Lutz Lake Crossing, in Tampa, Florida, will have approximately 68,000 square feet of retail space, anchored by a 44,270 square foot Publix.
- Miramar, located in Broward County, Florida, encompasses approximately 23 acres and site preparation has been completed. This development is anticipated to consist of one outparcel and a 185,000 square foot developable tract for a national anchor tenant.

     During the year, IRTCCII completed the first development property, Regency Square, a 85,864 square foot shopping center, located in Port Richey, Florida and anchored by a 44,270 square foot Publix. The total cost of the development property was $9,817.

     Costs capitalized for development properties include, but are not limited to, interest and internal development costs. Amounts capitalized for interest in 2001, 2000 and 1999 were $776, $906 and $288, respectively. Internal development costs capitalized in 2001, 2000 and 1999 were $642, $276 and $230, respectively.

5.     DEVELOPMENT  AGREEMENTS  AND  LOANS

     The Company enters into agreements and loans to develop shopping centers with local developers. The loans generally consist of the Company committing to loan a fixed amount, at a specified interest rate, for the development of the shopping center. The loan is secured by the development property and due upon completion of the shopping center.

     Additionally, the Company could enter into a separate agreement to purchase the completed shopping center. Generally, the purchase price to the Company is based on the shopping center's net operating income and an implied rate of return at the time when the developer meets certain budgetary and leasing requirements. The developer is responsible for all construction matters as well as initial leasing efforts.

     During 2001, the Company completed one such development agreement and loan, Chastain Square II. This agreement was to purchase the expansion of a currently owned shopping center by 13,500 square feet. The Company made the development loan pursuant to a January 2000 development agreement with the developer. The Company loaned the developer a total of $3,645, which was repaid upon completion of the expansion. This loan had an interest rate of one month London Interbank Offering Rate ("LIBOR") plus a premium of 2.5%. Interest capitalized from this loan was $189 and $218 for 2001 and 2000, respectively. The Company then purchased the expansion, under the terms of the agreement, for approximately $4,155.

     In October 2000, the Company entered into a development loan for the development of a 89,720 square foot center, Freehome Village, located in Cherokee County, Georgia. The Company has guaranteed to loan an amount not to exceed $925, of which $846 has been distributed as of December 31, 2001. The loan bears interest at the one month LIBOR plus a premium of 3%. Interest capitalized from this loan was $53 and $17 for 2001 and 2000, respectively. The loan is secured by the development property and is due in full in October 2002. As of December 31, 2001, the Company does not have an obligation to purchase this development.

6.     INVESTMENT  IN  AND  ADVANCES  TO  UNCONSOLIDATED  AFFILIATES

     IRT Capital Corporation ("IRTCC") was formed under the laws of Georgia in 1996 and subsequently dissolved in January 2001. This taxable subsidiary of the Company had the ability to develop properties, buy and sell properties, provide equity to developers and perform third-party management, leasing and brokerage. The Company held 96% of the non-voting common stock and 1% of the voting common stock of IRTCC. The remaining common stock was held by a former member of the Board of Directors and a former executive officer of the Company. In January 2001, the Company purchased the remaining outstanding common stock from the former member of the Board of Directors and the former executive officer of the Company for $16. Subsequent to IRTCC becoming wholly-owned, the Company dissolved IRTCC and recognized a $4 loss. The loss upon dissolution is included within the accompanying Consolidated Statements of Earnings. Prior to IRTCC becoming wholly owned and consolidated, it was accounted for by the Company under the equity method.

     IRTCCII was formed under the laws of Georgia in 1999 and is used by the Company primarily to develop properties. IRTCCII elected on March 15, 2001 to become a taxable REIT subsidiary pursuant to the REIT Modernization Act of 1999. In conjunction with the election, the Company made IRTCCII wholly-owned by purchasing the remaining outstanding common stock of IRTCCII for $2. Prior to March 15, 2001, the Company held 96% of the non-voting common stock and 1% of the voting common stock of IRTCCII. The remaining common stock was held by an executive officer and a director of the Company. IRTCCII was accounted for by the Company under the equity method prior to it becoming wholly-owned and consolidated as of March 15, 2001. As a result of the consolidation, the equity investment in IRTCCII of $17,313 was eliminated and the equity investment was allocated, based on net book values, to the respective places within the 2001 Consolidated Balance Sheet. Within the allocation, net rental properties of the Company increased $17,989, cash increased $177, other assets increased $220 and liabilities increased $1,073.

     LP, IRTCCII, IRTAL and IRTMC guarantee the Company's indebtedness under the Company's existing unsecured revolving term loan and its other senior debt. The guarantees are joint and several and full and unconditional.

     Condensed consolidating financial information for the wholly owned subsidiaries and the affiliates is presented as follows:


                                                                           GUARANTORS
                                                                 -------------------------------                  CONSOLIDATED
                                                  IRT PROPERTY       COMBINED           IRT        ELIMINATING    IRT PROPERTY
                                                     COMPANY     SUBSIDIARIES(1)   PARTNERS, LP      ENTRIES        COMPANY
                                                  -------------  ----------------  -------------  -------------   -------------
AS OF DECEMBER 31, 2001
ASSETS
   Net rental properties                          $     400,158  $        28,138  $     145,625  $         -     $     573,921
   Investment in affiliates                             122,168                -              -     (122,168)                -
   Other assets                                          34,831           33,488         21,248      (72,988)           16,579
                                                  -------------  ---------------  -------------  -----------     -------------

      Total assets                                      557,157           61,626        166,873     (195,156)          590,500
                                                  =============  ===============  =============  ===========     =============
LIABILITIES
   Mortgage notes payable                                93,115            4,093         37,464            -           134,672
   Senior Notes, net                                    124,760                -              -            -           124,760
   Indebtedness to banks                                 51,654                -              -            -            51,654
   Other liabilities                                     84,928           24,431         10,802      (73,881)           46,280
                                                  -------------  ---------------  -------------  -----------     -------------

      Total liabilities                                 354,457           28,524         48,266      (73,881)          357,366
                                                  -------------  ---------------  -------------  -----------     -------------

SHAREHOLDERS' EQUITY
      Total shareholders' equity                        202,700           33,102        118,607     (121,275)          233,134
                                                  -------------  ---------------  -------------  -----------     -------------

      Total liabilities and shareholders' equity  $     557,157  $        61,626  $     166,873  $  (195,156)    $     590,500
                                                  =============  ===============  =============  ===========     =============


                                                                             GUARANTORS
                                                           --------------------------------------------------
                                             IRT PROPERTY     COMBINED            IRT         IRT CAPITAL       IRT CAPITAL
                                               COMPANY     SUBSIDIARIES (1)   PARTNERS, LP    CORPORATION II   CORPORATION I
                                            -------------  -------------      -------------  ----------------  --------------
AS OF DECEMBER 31, 2000
ASSETS
Net rental properties                       $     398,387  $       5,575      $     137,114  $        17,989   $          -
Investment in affiliates                          107,555              -                  -                -              -
Mortgage loans, net                                    70              -                  -                -              -
Other assets                                       25,131         21,720              8,700              397             31
                                            -------------  -------------      -------------  ---------------  -------------

Total assets                                      531,143         27,295            145,814           18,386             31
                                            =============  =============      =============  ===============  =============

LIABILITIES
Mortgage notes payable                             81,741          4,173             30,595             -                -
Senior Notes, net                                 124,714              -                  -             -                -
Indebtedness to banks                              55,000              -                  -             -
Other liabilities                                  54,344          1,319              8,320          18,396              2
                                            -------------  -------------      -------------  --------------   -------------

Total liabilities                                 315,799          5,492             38,915          18,396              2
                                            -------------  -------------      -------------  --------------   ------------

SHAREHOLDERS' EQUITY
Total shareholders' equity                        215,344         21,803            106,899             (10)            29
                                            -------------  -------------      -------------  ---------------  ------------

Total liabilities and shareholders' equity  $     531,143  $      27,295      $     145,814  $        18,386  $         31
                                            =============  =============      =============  ================ ============


                                                           CONSOLIDATED
                                             ELIMINATING   IRT PROPERTY
                                               ENTRIES        COMPANY
                                            -------------  -------------
AS OF DECEMBER 31, 2000
ASSETS
Net rental properties                       $    (17,989)  $     541,076
Investment in affiliates                         (90,213)         17,342
Mortgage loans, net                                    -              70
Other assets                                     (39,907)         16,072
                                            -------------  -------------

Total assets                                    (148,109)        574,560
                                            =============  =============

LIABILITIES
Mortgage notes payable                                 -         116,509
Senior Notes, net                                      -         124,714
Indebtedness to banks                                  -          55,000
Other liabilities                                (39,197)         43,184
                                            -------------  -------------

Total liabilities                                (39,197)        339,407
                                            -------------  -------------

SHAREHOLDERS' EQUITY
Total shareholders' equity                      (108,912)        235,153
                                            -------------  -------------

Total liabilities and shareholders' equity  $   (148,109)  $     574,560
                                            =============  =============



                                                                                     GUARANTORS
                                                                        --------------------------------
                                                         IRT PROPERTY       COMBINED           IRT       ELIMINATING
                                                           COMPANY      SUBSIDIARIES(1)    PARTNERS, LP  ENTRIES
                                                        --------------  ----------------  -------------- -------------
AS OF DECEMBER 31, 2001
REVENUES
   Income from rental properties                        $      61,071   $         1,330   $      22,591   $        -
   Interest Income                                                801                 -             417       (1,060)
   Interest on direct financing leases                            385                 -               -            -
   Other income                                                   696            10,989               -      (11,685)
                                                        -------------   ---------------    ------------   ----------

      Total revenues                                           62,953            12,319          23,008      (12,745)
                                                        -------------   ---------------    ------------   ----------

EXPENSES
   Operating expenses of rental properties                     14,904               322           6,089            -
   Interest expense                                            20,182               632           2,772       (1,061)
   Depreciation                                                10,974               219           3,748            -
   Amortization of debt costs                                     629                 3               9            -
   General and administrative                                   2,920               289           1,050          311
                                                        -------------   ---------------    ------------   ----------

      Total expenses                                           49,609             1,465          13,668         (750)
                                                        -------------   ---------------    ------------   ----------

Equity in earnings (losses) of affiliates                      10,854                 -               -      (10,858)
                                                        -------------   ---------------    ------------   ----------

      Earnings from continuing operations before
      income taxes, minority interest, gain on
      sales of properties and discontinued operations          24,198            10,854           9,340     (22,853)

Income tax provision                                                -                 -               -         (53)

Minority interest in operating  partnership                        24                 -               -        (554)

Gain on sales of properties                                     1,390                 -           1,401       1,057
                                                        -------------   ---------------    ------------   ----------

      Income from continuing operations before
     discontinued operations                                   25,612            10,854          10,741     (22,403)

Income from discontinued operations                               (49)                -             465           -
                                                        -------------   ---------------    ------------   ----------

Net Income                                              $      25,563   $        10,854   $      11,206   $ (22,403)
                                                        =============   ===============   =============   ==========

Net cash flows provided by (used in)
operating activities                                    $      26,432   $        10,741   $      13,698   $ (11,381)
                                                        =============   ===============   =============   ==========

Net cash flows (used in) provided by
investing activities                                    $      (9,088)  $        (4,164)  $     (10,979)  $       2
                                                        =============   ===============   =============   ==========

Net cash flows (used in) provided by
financing activities                                    $      (9,796)  $        (6,357)  $      (8,862)  $  11,380
                                                        =============   ===============   =============   ==========

                                                         CONSOLIDATED
                                                         IRT PROPERTY
                                                           COMPANY
                                                        --------------
AS OF DECEMBER 31, 2001

REVENUES
   Income from rental properties                        $      84,992
   Interest Income                                                158
   Interest on direct financing leases                            385
   Other income                                                     -
                                                        --------------

      Total revenues                                           85,535
                                                        --------------

EXPENSES
   Operating expenses of rental properties                     21,315
   Interest expense                                            22,525
   Depreciation                                                14,941
   Amortization of debt costs                                     641
   General and administrative                                   4,570
                                                        --------------

      Total expenses                                           63,992
                                                        --------------

Equity in earnings (losses) of affiliates                          (4)
                                                        --------------

      Earnings from continuing operations before
      income taxes, minority interest, gain on
      sales of properties and discontinued operations          21,539

Income tax provision                                              (53)

Minority interest in operating  partnership                      (530)

Gain on sales of properties                                     3,848
                                                        --------------

      Income from continuing operations before
     discontinued operations                                   24,804

Income from discontinued operations                               416
                                                        --------------

Net Income                                              $      25,220
                                                        ==============

Net cash flows provided by (used in)
operating activities                                    $      39,490
                                                        ==============

Net cash flows (used in) provided by
investing activities                                    $     (24,229)
                                                        ==============

Net cash flows (used in) provided by
financing activities                                    $     (13,635)
                                                        ==============

                                                                                                   GUARANTORS
                                                                             -----------------------------------------------------
                                                              IRT PROPERTY      COMBINED               IRT          IRT CAPITAL
                                                                COMPANY       SUBSIDIARIES (1)     PARTNERS, LP    CORPORATION II
                                                             --------------  --------------       --------------  ----------------

FOR THE YEAR ENDED DECEMBER 31, 2000
REVENUES
Income from rental properties                                $      63,111   $         688        $      19,708    $          129
Interest Income                                                        636               -                  331                 -
Interest on direct financing leases                                    542               -                    -                 -
Other income                                                            84           7,705                    -                 -
                                                             --------------  --------------       -------------    --------------

Total revenues                                                      64,373           8,393               20,039               129
                                                             --------------  --------------       --------------   --------------

EXPENSES
Operating expenses of rental properties                             14,777             128                5,324                84
Interest expense                                                    19,033             273                2,441                 -
Depreciation                                                        10,710              77                3,439                30
Amortization of debt costs                                             539               2                    -                 -
General and administrative                                           2,656               3                  848                79
                                                             --------------  --------------       --------------   --------------

Total expenses                                                      47,715             483               12,052               193
                                                             --------------  --------------       --------------   --------------

Equity in earnings (losses) of affiliates                           16,236               -                    -                 -
                                                             --------------  --------------       --------------   --------------

      Earnings from continuing operations before
      income taxes, minority interest, gain on
      sales of properties and
      discontinued operations                                       32,894           7,910                7,987               (64)

Income tax provision                                                     -               -                    -                 -

Minority interest in operating  partnership                             28               -                    -                 -

Gain on sales of properties                                          4,549               -                    -                 -
                                                             --------------  --------------       --------------   --------------

      Income from continuing operations before
     discontinued operations                                        37,471           7,910                7,987               (64)

Income from discontinued operations                                    (50)              -                  398                 -
                                                             --------------  --------------       --------------   ---------------

Net Income                                                   $      37,421   $       7,910        $       8,385    $          (64)
                                                             ==============  ==============       ==============   ===============

Net cash flows provided by (used in) operating activities    $      28,178   $       7,645        $      10,837    $           881
                                                             ==============  ==============       ==============   ===============
Net cash flows provided by (used in)   investing activities  $     (13,749)  $         (14)       $     (13,898)   $       (10,841)
                                                             ==============  ==============       ==============   ===============
Net cash flows provided by (used in)   financing activities  $     (20,395)  $      (7,631)       $       9,345    $        10,148
                                                             ==============  ==============       ==============   ===============
                                                                                              CONSOLIDATED
                                                               IRT CAPITAL     ELIMINATING    IRT PROPERTY
                                                              CORPORATION I      ENTRIES        COMPANY
                                                             ---------------  -------------  --------------

FOR THE YEAR ENDED DECEMBER 31, 2000
REVENUES
Income from rental properties                                $           15   $       (144)  $      83,507
Interest Income                                                           -              -             967
Interest on direct financing leases                                       -              -             542
Other income                                                              -         (7,789)              -
                                                             ---------------  -------------  --------------

Total revenues                                                           15         (7,933)         85,016
                                                             ---------------  -------------  --------------

EXPENSES
Operating expenses of rental properties                                   -            (84)         20,229
Interest expense                                                          -              -          21,747
Depreciation                                                              -            (30)         14,226
Amortization of debt costs                                                -              -             541
General and administrative                                               10            (89)          3,507
                                                             ---------------  -------------  --------------

Total expenses                                                           10           (203)         60,250
                                                             ---------------  -------------  --------------

Equity in earnings (losses) of affiliates                                 -        (16,292)            (56)
                                                             ---------------  -------------  --------------

      Earnings from continuing operations before
      income taxes, minority interest, gain on
      sales of properties and
      discontinued operations                                             5        (24,022)         24,710

Income tax provision                                                      -              -               -

Minority interest in operating  partnership                               -           (596)           (568)

Gain on sales of properties                                               -              -           4,549
                                                             ---------------  -------------  --------------

      Income from continuing operations before
     discontinued operations                                              5        (24,618)         28,691

Income from discontinued operations                                       -              -             348
                                                             ---------------  -------------  --------------

Net Income                                                   $            5   $    (24,618)  $      29,039
                                                             ===============  =============  ==============

Net cash flows provided by (used in) operating activities    $           (7)  $     (9,118)  $      38,416
                                                             ===============  =============  ==============
Net cash flows provided by (used in)   investing activities  $            -   $     21,491   $     (17,011)
                                                             ===============  =============  ==============
Net cash flows provided by (used in)   financing activities  $            -   $    (12,555)  $     (21,088)
                                                             ===============  =============  ==============



GUARANTORS

                                                                                                   GUARANTORS
                                                                             -----------------------------------------------------
                                                              IRT PROPERTY      COMBINED               IRT          IRT CAPITAL
                                                                COMPANY       SUBSIDIARIES (1)     PARTNERS, LP    CORPORATION II
                                                             --------------  --------------       --------------  ----------------

FOR THE YEAR ENDED DECEMBER 31, 1999
REVENUES
Income from rental properties                                $      63,209   $         742        $      19,104    $            57
Interest Income                                                         57               -                  324                 -
Interest on direct financing leases                                    560               -                    -                 -
Other income                                                         1,067           9,012  -                 -
                                                             --------------  --------------       --------------   ---------------

Total revenues                                                      64,893           9,754               19,428                57
                                                             --------------  --------------       --------------   ---------------

EXPENSES
Operating expenses of rental properties                             14,687             135                4,759                24
Interest expense                                                    18,820             235                2,418                 -
Depreciation                                                        10,443              76                3,220                10
Amortization of debt costs                                             458               2                    -                 -
General and administrative                                           2,642               2                  788                20
                                                             --------------  --------------       --------------   ---------------

Total expenses                                                      47,050             450               11,185                54
                                                             --------------  --------------       --------------   ---------------

Equity in earnings (losses) of affiliates                           19,096               -  -                 -
                                                             --------------  --------------       --------------   ---------------

      Earnings from continuing operations before
      income taxes, minority interest, gain on
      sales of properties and
      discontinued operations                                       36,939           9,304                8,243                 3

Income tax provision                                                     -               -                    -                 -

Minority interest in operating  partnership                             29               -                    -                 -

Gain on sales of properties                                          1,353               -                1,130                 -
                                                             --------------  --------------       --------------   ---------------

      Income from continuing operations before
     discontinued operations                                        38,321           9,304                9,373                 3

Income from discontinued operations                                    (44)              -                  418                 -
                                                             --------------  --------------       --------------   ---------------

Income from continuing operations                                   38,277           9,304                9,791                 3

Extraordinary item
   Loss on extinguishment of debt                                     (157)              -                    -                 -
                                                             --------------  --------------       --------------   ---------------

Net Income                                                   $      38,120   $       9,304        $       9,791   $             3
                                                             ==============  ==============       ==============  ===============

Net cash flows provided by (used in) operating activities    $      30,113   $       8,854        $      12,218   $           (45)
                                                             ==============  ==============       ==============  ===============
Net cash flows provided by (used in)   investing activities  $       7,217   $           -        $      (2,246)  $        (7,188)
                                                             ==============  ==============       ==============  ===============
Net cash flows provided by (used in)   financing activities  $     (36,389)  $      (8,854)       $     (10,716)  $         7,223
                                                             ==============  ==============       ==============  ===============

                                                                                              CONSOLIDATED
                                                               IRT CAPITAL     ELIMINATING    IRT PROPERTY
                                                              CORPORATION I      ENTRIES        COMPANY
                                                             ---------------  -------------  --------------

FOR THE YEAR ENDED DECEMBER 31, 1999
REVENUES
Income from rental properties                                $            5   $        (23)  $      83,094
Interest Income                                                           -              -             381
Interest on direct financing leases                                       -              -             560
Other income                                                              -         (9,110)            969
                                                             ---------------  -------------  --------------

Total revenues                                                            5         (9,133)         85,004
                                                             ---------------  -------------  --------------

EXPENSES
Operating expenses of rental properties                                   -             14          19,619
Interest expense                                                          -              -          21,473
Depreciation                                                              -            (10)         13,739
Amortization of debt costs                                                -              -             460
General and administrative                                                7            (27)          3,432
                                                             ---------------  -------------  --------------

Total expenses                                                            7            (23)         58,723
                                                             ---------------  -------------  --------------

Equity in earnings (losses) of affiliates                                 -        (19,092)              4
                                                             ---------------  -------------  --------------

      Earnings from continuing operations before
      income taxes, minority interest, gain on
      sales of properties and
      discontinued operations                                            (2)       (28,202)         26,285

Income tax provision                                                      -              -               -

Minority interest in operating  partnership                               -           (683)           (654)

Gain on sales of properties                                               -              -           2,483
                                                             ---------------  -------------  --------------

      Income from continuing operations before
     discontinued operations                                             (2)       (28,885)         28,114

Income from discontinued operations                                       -              -             374
                                                             ---------------  -------------  --------------

Income from continuing operations                                        (2)       (28,885)         28,488

Extraordinary item
   Loss on extinguishment of debt                                         -              -            (157)
                                                             ---------------  -------------  --------------

Net Income                                                   $           (2)  $    (28,885)  $      28,331
                                                             ===============  =============  ==============

Net cash flows provided by (used in) operating activities    $           36   $     (9,724)  $      41,452
                                                             ===============  =============  ==============
Net cash flows provided by (used in)   investing activities  $            -   $     (6,334)  $      (8,551)
                                                             ===============  =============  ==============
Net cash flows provided by (used in)   financing activities  $          (35)  $     16,040   $     (32,731)
                                                             ===============  =============  ==============


NOTES:
(1)  Includes IRT Management Co. and IRT Alabama.


7.     NET  INVESTMENT  IN  DIRECT  FINANCING  LEASES

     At December 31, 2001, two retail facilities are leased to Wal-Mart Stores, Inc. at a total annual rental of $333 plus percentage rentals of 1% of gross sales in excess of the tenants' actual sales for its fiscal year ended January 31, 1990. Rental income, including percentage rent, from these leases totaled $281, $402 and $399 in 2001, 2000 and 1999, respectively.

     The Company sold in May 2001 ten branch bank buildings acquired in a 1984 merger. These facilities were leased to The Old Phoenix National Bank at a total annual rental of $313. For 2001, the Company recognized rental income of $104. The Company sold the bank buildings for $3,500 and recognized a gain on the sale of $1,525.

     Of the total rental income on direct financing leases, $153, $166 and $160 was recorded as amortization of capitalized leasing income in 2001, 2000 and 1999, respectively.

     The Company is to receive minimum lease payments of $333 per year during 2002 through 2006 and a total of $1,332 thereafter through the remaining lease terms.

8.     MORTGAGE  LOANS

     The Company has two mortgage loans, Cypress Chase "A" Condominiums and Mill Creek Club Condominiums. The Cypress Chase "A" Condominium loan has an interest rate of 10.0% and is due in May 2009. The Mill Creek Club Condominium loan is a participating loan of which the Company has a 46.2% interest. The loans associated with the Company's interest are due in 2006 and 2007 and have interest rates ranging from 8.63% to 12.38%. As of December 31, 2001 the balance outstanding on these two mortgage loans was approximately $91.

     In June 2001, the Company entered into a second mortgage in the amount of $250, with an interest rate of 7.0%, in connection with the sale of an operating property. The loan is due in its entirety in June 2003.

     The Company's investments in mortgage loans, all of which are secured by real estate investments, are summarized by type of loan at December 31, 2001 and 2000, as follows:


                                      2001                    2000
                              -----------------------  -----------------------
                               NUMBER      AMOUNT       NUMBER      AMOUNT
                              OF LOANS   OUTSTANDING   OF LOANS   OUTSTANDING
                              --------  -------------  --------  -------------
First Mortgage                       1  $         76          1  $         82
Mortgage Participation               1            16          1            19
Second Mortgage                      1           250          -             -
                              --------  -------------  --------  -------------
                                     3           342          2           101
Less: Interest discounts and
         negative goodwill           -           (28)         -           (31)
                              --------  -------------  --------  -------------

Mortgage Loans, net                  3  $        314          2  $         70
                              ========  =============  ========  =============


Annual principal payments applicable to mortgage loan investments in the next five years and thereafter are as follows:



YEAR        AMOUNT
----------  -------
2002        $     9
2003            260
2004             11
2005              6
2006              7
Thereafter       21
            -------

            $   314
            =======

  Based on current rates at which similar loans would be made, the estimated fair value of mortgage loans was approximately $375 and $111 at December 31, 2001 and 2000, respectively.

9.     MORTGAGE  NOTES  PAYABLE

     Mortgage notes payable are collateralized by various real estate investments having a net carrying value of approximately $207,895 at December 31, 2001. These notes have stated interest rates ranging from 6.50% to 9.625% and are due in monthly installments with maturity dates ranging from 2002 to 2024.

     In April 2001, the Company entered into three notes totaling $20,740, secured by first mortgages on three properties. These notes are due and payable in ten years and the principal amortization is based on a thirty year amortization schedule. The notes bear interest at a weighted average interest rate of 7.17% and range from 7.02% to 7.25%. Costs associated with obtaining the secured notes totaled $366 and are being amortized over the term of the loans.

     During 2000, the Company made a scheduled balloon payment at maturity of $3,521 on a note bearing interest at 7.75%.

     Future principal amortization and balloon payments applicable to mortgage notes payable at December 31, 2001 are as follows:


                    PRINCIPAL     BALLOON
YEAR              AMORTIZATION    PAYMENTS   TOTAL
----------------  -------------  ---------  --------
2002              $       2,684  $   7,155  $  9,839
2003                      2,805          -     2,805
2004                      3,023          -     3,023
2005                      3,266      7,500    10,766
2006                      3,393      4,797     8,190
Thereafter               53,150     45,604    98,754
                  -------------  ---------  --------

                  $      68,321  $  65,056   133,377
                  =============  =========
Interest Premium                               1,295
                                            --------
                                            $134,672
                                            ========


     The $1,295 of interest premium as of December 31, 2001 relates to the fair value adjustment of the three mortgages assumed from the minority interest holder in connection with the formation of LP in 1998.

     Based on the borrowing rates currently available to the Company for notes with similar terms and maturities, the estimated fair value of mortgage notes payable was approximately $137,522 and $129,371 at December 31, 2001 and 2000, respectively.

10.     CONVERTIBLE  SUBORDINATED  DEBENTURES

     Effective August 31, 1993, the Company issued $86,250 of 7.3% convertible subordinated debentures due August 15, 2003, $23,275 of which are outstanding as of December 31, 2001. Interest on the debentures is payable semi-annually on February 15 and August 15. The debentures are convertible at any time prior to maturity into common stock of the Company at $11.25 per share, subject to adjustment in certain events. Costs associated with the issuance of the debentures are approximately $3,701 and are being amortized over the life of the debentures.

     During 1997, $1,653 of these debentures were converted into 146,921 shares of common stock. During 1998, $5,178 of these debentures were converted into 460,263 shares of common stock. No debentures were converted during 2001, 2000 or 1999. Based upon the conversion price, 2,068,889 authorized but unissued common shares have been reserved for possible issuance if the $23,275 debentures outstanding at December 31, 2001 are converted.

     The Company had the option to redeem the debentures at par and, on December 24, 2001, the Company gave notice it intended to exercise such redemption option by January 24, 2002. See Note 25 for additional disclosure.

     Based on the closing market price of the debentures at year-end, the estimated fair value of the debentures was approximately $23,828 and $22,111 at December 31, 2001 and 2000, respectively.

11.     SENIOR  NOTES

     On March 26, 1996, the Company issued $50,000 of 7.45% senior notes. These notes were due April 1, 2001 and were repaid on such date. These senior notes were issued at a discount of $84 which was amortized over the life of the notes on a straight-line basis for financial reporting purposes. Net proceeds from the issuance totaled approximately $49,394. Interest on the 7.45% senior notes was payable semi-annually on April 1 and October 1. Costs associated with the issuance of these senior notes totaled approximately $522 and were amortized over the life of the notes.

     On August 15, 1997, the Company issued $75,000 of 7.25% senior notes due August 15, 2007. These senior notes were issued at a discount of $426 which is being amortized over the life of the notes on a straight-line basis for financial reporting purposes. Net proceeds from the issuance totaled $73,817. Interest on the 7.25% senior notes is payable semi-annually on February 15 and August 15. Costs associated with the issuance of these senior notes totaled approximately $757 and are being amortized over the life of the notes.

     On March 23, 2001, the Company established a Medium Term Note Program (the "MTN Program"), pursuant to the Company's shelf registration statement filed in January, 2001. The MTN Program allows the Company, from time to time, to issue and sell up to $100,000 of medium term notes. Medium term notes have a maturity of nine months or more from the date of issuance and are unconditionally guaranteed as to the payment of principal, premium, if any, and interest, if any, by each of LP, IRTMC, IRTAL and IRTCCII.

     On March 29, 2001, pursuant to the MTN Program, the Company issued $50,000 of 7.77% senior notes due April 1, 2006. Net proceeds from the issuance totaled $49,324. Interest on these senior notes is payable semi-annually on April 1 and October 1. Costs associated with the issuance of these senior notes totaled approximately $676 and are being amortized over the life of the notes.

12.     INDEBTEDNESS  TO  BANKS

     On November 1, 1999, the Company obtained a $100,000 unsecured revolving loan facility ("Revolving Loan"), which was scheduled to mature on November 1, 2002. This loan replaced the Company's previous credit facility which was cancelled in conjunction with the new Revolving Loan. Due to the cancellation of the previous credit facility, the Company recognized an extraordinary loss of $157 for the write-off of the related unamortized loan costs. In addition to the new Revolving Loan, the Company secured a $5,000 swing line credit facility with terms similar to those of the Revolving Loan and a scheduled maturity date of October 31, 2000. On November 1, 2000, the Company extended the maturity date of the Revolving Loan and swing line credit facility to November 1, 2003 and the Company secured an option to increase the Revolving Loan at its discretion by $50,000.

     Under the Revolving Loan, the Company may elect to pay interest at either the lender's prime, adjusted daily or the LIBOR plus the "Applicable Margin" based upon the rating of the senior unsecured debt obligations of the Company. The Applicable Margin ranges from 0.95% to 1.40%. The Applicable Margin based on the Company's current rating is 1.15%. At December 31, 2001, the weighted average interest rate was 3.67% on outstanding borrowings under the Revolving Loan. The terms of the Revolving Loan and swing line credit facility require the Company to pay an annual facility fee equal to 0.2% of the total commitment and include certain restrictive covenants which require compliance with certain financial ratios and measurements. At December 31, 2001, the Company was in compliance with these covenants.

     LP, IRTCCII, IRTAL and IRTMC guarantee the Company's indebtedness on the Revolving Loan and swing line credit facility.

     The following data is presented with respect to the Revolving Loan and swing line credit facility in 2001 and 2000:



                                                   2001       2000
                                                  --------   --------
Available balance at year end                     $53,346    $50,000
Average borrowing for the period                  $43,355    $35,583
Maximum amount outstanding during the period      $57,000    $55,000
Average interest rate for the period                 6.48%      7.61%
Interest rate at year end                            3.67%      7.97%

     The Company incurred facility fees of approximately $224, $202, and $201 for the years ended December 31, 2001, 2000 and 1999, respectively.

13.     COMMITMENTS  AND  CONTINGENCIES

     The Company has entered into change in control employment agreements with certain key executives. Under each agreement in the event employment is terminated following a "Change In Control," the Company is committed to pay certain benefits, including the payment of each employee's base salary through the expiration of each agreement.

     Certain of the Company's properties have environmental concerns that have been or are being addressed. The Company maintains limited insurance coverage for this type of environmental risk. Although no assurance can be given that Company properties will not be affected adversely in the future by environmental problems, the Company presently believes that there are no environmental matters that are reasonably likely to have a material adverse effect on the Company's financial position.

14.     MINORITY  INTEREST

     Minority interest for the years ended December 31, 2001 and 2000 represents a 5.66% and 7.0% interest, respectively, in the results of the LP which are owned by a third party. In 1998, LP was formed with a contribution of three Florida shopping centers by an unaffiliated limited partner and a contribution of twenty shopping centers by the Company. Subsequent to the formation of LP, the Company has contributed cash to acquire seven shopping centers and LP has divested of five shopping centers. At December 31, 2001 and 2000, 815,852 OP Units were held by the limited partner. The unaffiliated limited partner has the option to require LP to redeem its OP Units at any time, in which event LP has the option to purchase the OP Units for cash or convert them into one share of the Company's common stock for each OP Unit.

     Adjustments have been made to the minority interest balance in LP to properly reflect its ownership interest in the Company. During 2001, 2000 and 1999, adjustments of $13, $(395) and $(357) were recorded, respectively. The adjustments are a result of the purchase or issuance of additional shares of common stock and OP units.

     The Company also records a minority interest for the limited partners' share of equity in two properties. The two properties in which the Company has a general partner interest are Venice Plaza (75% interest) and North Village Center (49.5% interest). The aggregate balance of the minority interest in these properties as of December 31, 2001 and 2000 is $528 and $434, respectively, and is included within accrued expenses and other liabilities on the accompanying Consolidated Balance Sheets.

15.     DEFERRED  COMPENSATION  AND  STOCK  LOANS

     On June 18, 1998, 119,760 restricted shares of common stock were granted and 119,760 shares (the "Loan Shares") were issued pursuant to non-recourse loans due June 18, 2008. The loans were made to certain Company officers as incentives for future services. The restricted shares vest ratably over 10 years from the date of grant. The restricted shares and the Loan Shares were valued at the closing price of the Company's common stock on June 18, 1998 of $10.437.

     On January 7, 2000, an additional 25,001 restricted shares of common stock were granted to certain Company officers as incentives for future services. The restricted shares vest ratably over 9 years from the date of grant. The restricted shares were valued at the closing price of the Company's common stock on January 7, 2000 of $8.1875.

     Compensation expense recognized for the three years in the period ended December 31, 2001 for the restricted stock grants was as follows:



GRANT DATE         2001      2000      1999
---------------  --------  --------  --------
June 18, 1998    $100,000  $100,000  $102,000

January 7, 2000    17,690    22,745      -
                 --------  --------  --------

Total            $117,690  $122,745  $102,000
                 ========  ========  ========

16.     TREASURY  STOCK

     In November 1999, the Board of Directors authorized the Company to repurchase up to $25,000 of its common stock through the open market or in privately negotiated transactions. During 2001 and 2000, the Company repurchased 47,000 and 2,488,701 shares, for a cost of $405 and $20,818, respectively, including commissions and other costs.

     On January 16, 2001, the Company completed the stock repurchase program. The Company repurchased a total of 3,028,276 shares at an average price of $8.26 per share.

17.     RENTAL  INCOME

     Leases with tenants are accounted for as operating leases. Certain tenants are required to pay percentage rents based on gross sales exceeding stated amounts. The Company receives reimbursements from tenants for real estate taxes, common area maintenance and other recoverable costs. Rents from tenants are summarized as follows:



                           2001     2000     1999
                          -------  -------  -------
Minimum rental income     $68,343  $66,721  $68,130
Percentage rental income      896    1,016    1,018
Other rental income        15,753   15,770   13,946
                          -------  -------  -------

  Total rental income     $84,992  $83,507  $83,094
                          =======  =======  =======

     Minimum rents to be received from tenants on noncancellable operating leases for the Company's shopping center, industrial, and land purchase-leaseback investments at December 31, 2001 are as follows:



YEAR         AMOUNT
----------  --------
2002        $ 68,920
2003          62,197
2004          54,232
2005          46,147
2006          37,922
Thereafter   189,982
            --------

            $459,400
            ========

18.     INCOME  TAXES

     The Company has one subsidiary, IRTCCII, that became wholly-owned by the Company in March 2001. As a result, IRTCCII had federal taxable income of $179 which caused income tax expense of $53.

19.     CASH  DISTRIBUTIONS  AND  DIVIDEND  REINVESTMENT  PLAN

     The Company has elected since inception to be treated as a REIT under the Code. In accordance with the Code, a REIT must distribute at least 90% (95%
prior to 2001) of its taxable income to its shareholders each year. See Note 2 for additional disclosure. The differences between taxable income as reported on the Company's tax return (estimated 2001 and actual 2000 and 1999) and net earnings as reported on the Consolidated Statements of Earnings are as follows:


                                                       2001      2000      1999
                                                     --------  --------  --------
Net earnings available to common shareholders        $25,220   $29,039   $28,331
Rental income timing differences                       1,032      (628)      152
Taxable direct financing lease income                    152       171       161
Depreciation timing differences on real estate         1,402     1,032       666
Minority interest adjustments                            445      (172)    1,003
Taxable gain (loss) on sale of operating properties    1,903    (1,638)      760
Taxable loss (gain) for unconsolidated affiliates          -        56        (4)
Elimination of earnings for taxable REIT subsidiary      (36)        -         -
Miscellaneous timing differences                         (97)       66       (21)
                                                     --------  --------  --------

Taxable income available to common shareholders      $30,021   $27,926   $31,048
                                                     ========  ========  ========

     The following is a reconciliation between dividends declared and dividends applied in 2000 and 1999 and estimated to be applied in 2001 to meet REIT distribution requirements:



                                                  2001      2000     1999
                                                 -------  --------  -------
Dividends Declared                               $28,589  $29,782   $30,908
Portion of dividends declared in current year,
    and paid in current year, which was applied
    to the prior year distribution requirements        -     (140)        -
Portion of dividends declared in subsequent
    year, and paid in subsequent year, which
    will apply to current year                     1,432        -       140
                                                 -------  --------  -------

Dividends applied to meet current year
    REIT distribution requirements               $30,021  $29,642   $31,048
                                                 =======  ========  =======

     The taxability of per share distributions paid to shareholders during the years ended December 31, 2001, 2000 and 1999 was as follows:


                             2001                  2000                 1999
                       --------------------  --------------------  --------------------
                       AMOUNT   PERCENTAGE   AMOUNT   PERCENTAGE   AMOUNT   PERCENTAGE
                       -------  -----------  -------  -----------  -------  -----------
Ordinary income        $ 0.769        81.8%  $ 0.787        83.7%  $ 0.787        84.6%
Capital gains            0.171        18.2%    0.092         9.8%    0.143        15.4%
Return of capital            -         0.0%    0.061         6.5%        -         0.0%
                       -------  -----------  -------  -----------  -------  -----------

  Total rental income  $ 0.940       100.0%  $ 0.940       100.0%  $ 0.930       100.0%
                       =======  ===========  =======  ===========  =======  ===========

     The Company has a Dividend Reinvestment Plan (the "DRIP") which allows shareholders, who own at least 100 shares of the Company's common stock, to elect to reinvest all or a portion of their distributions in newly issued shares of common stock of the Company. The Company did not receive any proceeds under the DRIP in 2001 and 1999 as shares were purchased on the open market to fund the DRIP. In 2000, the Company issued 59,089 treasury shares and received net proceeds of $497.

20.     EARNINGS  PER  SHARE

     Basic earnings per share were computed by dividing net earnings by the weighted average number of shares of common stock outstanding during the year. The effects of the conversion of the 7.3% subordinated debentures have been included in the calculation of diluted earnings per share, as they are dilutive for the year ended December 31, 2001 and 2000. The effects of such conversion of the 7.3% debentures for the year ended December 31, 1999 is excluded, as they are antidilutive. The effects of the conversion of the OP Units have been included in the calculation of diluted earnings per share, as they are dilutive for the years ended December 31, 2001, 2000 and 1999. The effects of the exercise of certain stock options and issuances of restricted stock, using the treasury stock method, have been included in the diluted earnings per share calculation for the year ended December 31, 2001. Also, the effects of the stock options were dilutive for the year ended December 31, 2000. However, the effects of the restricted stock for the year ended December 31, 2000 and the effects of the stock options and restricted stock for the year ended December 31, 1999 were antidilutive and excluded from the calculation.


                                                                                    PER SHARE
                                                             INCOME       SHARES      AMOUNT
                                                             -------  --------------  -------
                                                                      (in thousands)
For the fiscal year ended December 31, 2001
  Basic net earnings available to shareholders               $25,220          30,322  $  0.83
  Options outstanding                                              -              91  =======
  Restricted stock                                                 -               3
  Minority interest of unitholders in operating partnership      554             816
  Conversion of 7.3% debentures                                1,799           2,069
                                                             -------  --------------
  Diluted net earnings available to shareholders             $27,573          33,301  $  0.83
                                                             =======  ==============  =======

For the fiscal year ended December 31, 2000
  Basic net earnings available to shareholders               $29,039          31,536  $  0.92
  Options outstanding                                              -              11  =======
  Minority interest of unitholders in operating partnership      596             816
  7.3% Convertible Debentures                                  1,799           2,069
                                                             -------  --------------
  Diluted net earnings available to shareholders             $31,434          34,432  $  0.91
                                                             =======  ==============  =======

For the fiscal year ended December 31, 1999
  Basic net earnings available to shareholders               $28,331          33,119  $  0.86
  Minority interest of unitholders in operating partnership      683             785  =======
                                                             -------  --------------
  Diluted net earnings available to shareholders             $29,014          33,904  $  0.86
                                                             =======  ==============  =======

21.     STOCK  OPTION  AND  PURCHASE  PLANS

     Effective May 8, 1989, the Company adopted and its shareholders approved the 1989 Stock Option Plan (the "1989 Plan"). The 1989 Plan includes provisions for a) the granting of both Incentive Stock Options ("ISOs") (as defined in
Section 422A of the Code) and nonqualified options to officers and employees and
b) the automatic granting of nonqualified options for 1,250 shares to each non-employee director upon the election and each annual re-election of each non-employee director. Under the terms of the 1989 Plan, the option price shall be no less than the fair market value of the optioned shares at the date of grant. The options are automatically vested and expire after ten years. There is a maximum of 1,062,500 shares of common stock reserved under the 1989 Plan.

     Effective June 18, 1998, the Company adopted and its shareholders approved the 1998 Long-Term Incentive Plan (the "1998 Plan"). The 1998 Plan includes provisions for the granting of ISOs, nonqualified options, stock appreciation rights, performance shares, restricted stock, dividend equivalents and other stock-based awards. Under the terms of the 1998 Plan, the option exercise price shall be no less than the fair market value of the optioned shares at the date of the grant. The options are automatically vested and expire after ten years. There is a maximum of 1,625,000 shares of common stock reserved under the 1998 Plan.

     The Company also adopted the IRT Property Company 2000 Employee Stock Purchase Plan (the "ESPP"), approved by the shareholders on May 16, 2000. The ESPP allows eligible employees to acquire shares of the Company's stock on a quarterly basis through payroll deductions. A maximum of 300,000 shares of common stock are reserved for issuance under the ESPP. The purchase price of the shares of common stock are 90% of the lesser of the closing price of a share of common stock on the first trading day of the purchase period or the last trading day of the purchase period. The Company initiated the ESPP in 2001 and there were two purchase periods in 2001, which ended on September 30, 2001 and December 31, 2001, respectively. For the purchase period ended
September 30, 2001, 1,159 shares were purchased at a price of $9.72 per share. For the purchase period ended December 31, 2001, 1,380 shares were purchased at a price of $9.36 per share.

     The Company accounts for these plans under APB No. 25, under which no compensation cost has been recognized for stock option grants. Had compensation cost for these plans been determined consistent with SFAS No. 123, the Company's net income and earnings per share would have been reduced to the following pro forma amounts:



                 2001     2000     1999
                -------  -------  -------
Net earnings:
  As reported   $25,220  $29,039  $28,331
  Pro forma     $25,080  $28,932  $28,331

EPS - basic:
  As reported   $  0.83  $  0.92  $  0.86
  Pro forma     $  0.83  $  0.92  $  0.85

EPS - diluted:
  As reported   $  0.83  $  0.91  $  0.86
  Pro forma     $  0.82  $  0.90  $  0.85

    Because the SFAS No. 123 method of accounting has not been applied to options granted prior to January 1, 1995, the resulting pro forma compensation cost may not be representative of that to be expected in future years.

     Under SFAS No. 123, the fair value of each option grant and stock purchase right is estimated as of the date of grant and date of purchase, respectively, using the Black-Scholes option pricing model. The weighted average fair value of options granted is $0.40, $0.46 and $0.62 for 2001, 2000 and 1999, respectively. The weighted average fair value of the rights to purchase stock pursuant to the ESPP were $1.98 for 2001. The following weighted-average assumptions were used for option grants and stock purchase rights in 2001, 2000 and 1999, respectively:



                                   2001    2000    1999
                                  ------  ------  ------
Risk free interest rate            4.98%   6.71%   4.74%
Expected dividend yield           11.10%  12.03%   9.50%
Expected volatility               21.00%  21.00%  21.00%
Expected annual forfeiture rate    0.00%   5.00%   0.00%
Expected lives (in years)             5       5       5

     Details of the stock option activity during 2001, 2000, and 1999 are as follows:


                                             NUMBER OF SHARES
                                          ----------------------   OPTION PRICE
                                          EMPLOYEES   DIRECTORS      PER SHARE
                                          ----------  ----------  ---------------
Options outstanding at December 31, 1998    485,968      67,500   $ 7.63 - $14.90
Granted                                     156,400           -   $     9.69
Granted                                           -       5,000   $     9.38
Exercised                                    (4,000)          -   $     9.25
Expired unexercised                        (130,500)    (10,000)  $ 9.25 - $14.90
                                          ----------  ----------

Options outstanding at December 31, 1999    507,868      62,500   $ 7.63 - $13.38
Granted                                     321,393           -   $ 7.81 - $ 8.63
Granted                                           -       5,000   $     8.75
Exercised                                   (36,800)          -   $     7.81
Expired unexercised                        (107,032)    (10,000)  $ 7.81 - $12.50
                                          ----------  ----------

Options outstanding at December 31, 2000    685,429      57,500   $ 7.63 - $13.38
Granted                                     317,627           -   $     8.31
Granted                                           -      25,000   $     10.30
Exercised                                  (204,818)          -   $ 7.81 - $10.13
Expired unexercised                         (25,000)     (6,250)  $ 7.625 - $10.25
                                          ----------  ----------

Options outstanding at December 31, 2001    773,238      76,250   $ 7.81 - $13.38
                                          ==========  ==========

     The following table summarizes information about stock options outstanding and exercisable at December 31, 2001:


                     NUMBER       WEIGHTED AVERAGE      WEIGHTED
RANGE OF           OUTSTANDING       REMAINING          AVERAGE
EXERCISE PRICES   AND EXERCISABLE  CONTRACTUAL LIFE  EXERCISE PRICE
----------------  ---------------  ----------------  ---------------
7.81 -  $ 8.75            422,688        8.56 years  $          8.35
9.25 -  $ 9.75            192,950        5.22 years  $          9.58
10.00 -  $10.75            85,500        4.57 years  $         10.35
11.38 -  $11.69           124,850        5.61 years  $         11.58
12.00 -  $13.38            23,500        1.27 years  $         12.52
----------------  ---------------  ----------------  ---------------

7.81 -  $13.38            849,488        6.77 years  $          9.42
===============   ===============  ================  ===============

22.     EMPLOYEE  RETIREMENT  BENEFITS

     Under the Company's 401(k) Plan, employees who annually work over 1,750 hours and are at least 18 years of age are eligible for participation in the Plan. Employees may elect to make contributions to the Plan as defined by the Internal Revenue Code. The Company matches 100% of such contributions up to 6% of the individual participant's compensation, based on the length of service. The Company contributed approximately $192, $184 and $159 to the 401(k) Plan in 2001, 2000 and 1999, respectively.

23.     SUMMARY  OF  NONCASH  INVESTING  AND  FINANCING  ACTIVITIES

     Significant noncash transactions for the years ended December 31, 2001, 2000 and 1999 were as follows:



                                                    2001    2000    1999
                                                    -----  ------  -------
Adjustment for minority interest ownership of LP    $  13  $(395)  $ (357)
Issuance of employee restricted stock                   -  $ 204        -
Mortgages assumed in purchase of rental properties      -      -   $5,742

24.     RELATED  PARTY  TRANSACTIONS

     Beginning in 2000, the Company provides management services for two shopping centers owned principally by real estate joint ventures in which an officer of the Company has economic interests. Such services are performed pursuant to management agreements which provide for fees based upon a percentage of gross revenues from the properties and other direct costs incurred in connection with management of the centers. The Consolidated Statements of Earnings include management fee income from these management services of $100 and $14 for the years ended December 31, 2001 and 2000.

25.     DISCONTINUED  OPERATIONS

     The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," effective January 1, 2002. SFAS No. 144 requires the Company to report in discontinued operations the results of operations of a property that has either been disposed or is classified as held for sale, unless certain conditions are met. SFAS No. 144 further requires the Company to reclassify results of operations from a property disposed of or held for sale subsequent to December 31, 2001 as income from discontinued operations during prior reported periods.

     The Company classified the results of operations from a property sold during the nine months ended September 30, 2002, as income from discontinued operations for the three years in the period ended December 31, 2001 in the accompanying consolidated statements of earnings. The effect of the adoption of SFAS No. 144 on the consolidated statements of earnings is shown below.



                                          2001    2000    1999
                                         ------  ------  ------
Income from rental properties            $ 772   $ 710   $ 698
                                         ------  ------  ------

Operating expenses of rental properties    160     170     150
Interest Expense                            25      22      15
Depreciation                               147     142     130
                                         ------  ------  ------

  Total expenses                           332     334     295

Minority interest                          (24)    (28)    (29)
                                         ------  ------  ------

  Income from discontinued operations    $ 416   $ 348   $ 374
                                         ======  ======  ======

26.     SUBSEQUENT  EVENTS

     On January 22, 2002, one of the Company's tenants, Kmart Corporation, filed for bankruptcy protection. The Company has eight stores leased to Kmart which accounted for 4.5% of the Company's revenues for the year ended December 31, 2001.

     On January 23, 2002, pursuant to the MTN Program, the Company issued $25,000 of 7.84% senior unsecured notes due January 23, 2012. Proceeds were used to redeem the Company's 7.3% convertible subordinated debentures and to partially prepay a mortgage note payable.

     On January 24, 2002, the Company redeemed all of the outstanding 7.3% convertible subordinated debentures due August, 2003 at par plus accrued interest. Prior to redemption, 165 bonds were converted into 14,659 shares of common stock. The Company paid $23,220 to redeem the remaining bonds outstanding and recognized an extraordinary loss of $156.

     On February 19, 2002, the Company acquired Parkwest Crossing, a 85,602 square foot neighborhood shopping center located in the Raleigh-Durham area of North Carolina. The Company acquired the center for approximately $6,600, including an assumption of a $4,800, 8.1% mortgage secured by the property. The mortgage is due and payable in ten years and the principal amortization is based on a thirty year amortization schedule.

     On March 1, 2002, the Company prepaid a 9.63% mortgage note payable which was due on June 1, 2002 for approximately $5,210.

     In May 2002, the Company completed an offering of 3,450,000 shares of common stock at $11.79 per share. Net proceeds to the Company were approximately $38,508.

     On May 30, 2002, 160,000 restricted shares of common stock were granted to certain Company officers as incentives for future services. The restricted shares vest proportionately over 4 years from the date of grant. The restricted shares were valued at the closing price of the Company's common stock on May 30, 2002 of $11.97.

     On September 25, 2002, LP sold Forest Hills Centre, a 74,180 square foot shopping center, located in Wilson, NC for approximately $6,850 in cash and recognized a gain on the sale of approximately $2,062.

     On September 30, 2002, the Company prepaid a 7.65% secured loan of approximately $1,989. The loan was due on December 1, 2002.

  On October 7, 2002, an agreement was signed for the sale of the Lexington Shopping Center in Lexington, VA to close on November 29, 2002. This unsolicited offer was from the single tenant occupying the center. The Company expects to recognize a gain on the sale of approximately $1,400.

    On October 28, 2002, Equity One, Inc. (NYSE: EQY) and the Company executed a merger agreement pursuant to which Equity One will acquire the Company. In connection with the merger, each of the Company's shareholders may elect to receive for each share of the Company's common stock either $12.15 in cash or
0.9 shares of Equity One common stock, or a combination thereof. The terms of the merger agreement further provide that the holders of no more than 50% of the Company's outstanding common stock may elect to receive cash.

     Completion of the transaction, which is expected to take place in the first quarter of 2003, is subject to the approval of Equity One's and the Company's shareholders and other customary conditions. The boards of each of the Company and Equity One have unanimously approved the transaction. Additionally, holders of approximately 75% of Equity One's common stock and approximately 8% of the Company's common stock have agreed to vote their shares in favor of the transactions contemplated by the merger.
On the 4th business day prior to the shareholder meetings, the Equity One holders may withdraw their voting support, and the Company's board may withdraw its merger recommendation, if Equity One's weighted average stock price for the 30 preceding trading days is less than $12.06 or less than $11.00 for the three preceding trading days. In addition, on the 4th business day prior to the shareholder meetings the Equity One holders may withdraw their voting support if the Company's weighted average stock price for the 30 preceding trading days is less than $10.935 or less than $9.935 for the three preceding trading days.

    The Company cannot make any assurances that the merger with Equity One will be consummated according to the terms set forth in the merger agreement, if at all. Either the Company or Equity One may terminate the merger agreement if the merger is not consummated by March 31, 2003. The Company will be required to pay a $15 million break-up fee to Equity One in the event that the Company enters into an agreement for a superior transaction or if, under certain circumstances, the Company's board withdraws its recommendation for the transaction.

    On October 31, 2002, Janet Herszenhorn, an individual stockholder of IRT, purporting to represent a class of holders of IRT common stock, filed a putative class action lawsuit in the Superior Court of Cobb County, Georgia, against IRT, Equity One and each of the directors of IRT. The complaint alleges, among other things, that IRT and its individual directors breached their fiduciary duties by agreeing to the merger between Equity One and IRT and that Equity One aided and abetted such breach. The complaint seeks injunctive relief, an order enjoining consummation of the merger and unspecified damages.

     On October 31, 2002, John Greaves, an individual stockholder of IRT, purporting to represent a class of holders of IRT common stock, also filed a putative class action lawsuit in the Superior Court of Cobb County, Georgia, against IRT, Equity One and each of the directors of IRT. The complaint alleges, among other things, that IRT and its individual directors breached their fiduciary duties by agreeing to the merger between Equity One and IRT and that Equity One aided and abetted such breach. The complaint seeks injunctive relief, an order enjoining consummation of the merger and unspecified damages.

     Although the defendants believe that these suits are without merit and intend to defend themselves vigorously, there can be no assurance that the pending litigation will not interfere with the consummation of the merger. IRT and Equity One do not expect that these suits will interfere with the scheduling of their respective shareholder meetings or the consummation of the merger, if approved.

27.     QUARTERLY  FINANCIAL  INFORMATION  (UNAUDITED)

     The following is a summary of the unaudited quarterly financial information for the fiscal years ended December 31, 2001 and 2000.


                                                                          2001
                                                        ------------------------------------------
                                                          FIRST     SECOND      THIRD     FOURTH
                                                         QUARTER    QUARTER    QUARTER    QUARTER
                                                        ---------  ---------  ---------  ---------
Revenues                                                $ 21,459   $ 21,378   $ 21,339   $ 21,359
                                                        =========  =========  =========  =========
Income from continuing operations before income taxes,
  minority interest, gain on sales of properties and
  discontinued operations                               $  5,662   $  5,130   $  5,448   $  5,299
Income taxes                                                   -        (53)         -          -
Minority interest - OP unitholders                           (55)      (238)      (111)      (126)
Gain on sales of operating properties and outparcels         293      2,950        258        347
                                                        ---------  ---------  ---------  ---------

Income from continuing operations                          5,900      7,789      5,595      5,520

Discontinued Operations                                       88        104        121        103
                                                        ---------  ---------  ---------  ---------

Net earnings                                            $  5,988   $  7,893   $  5,716   $  5,623
                                                        =========  =========  =========  =========

Per share:
  Basic                                                 $   0.20   $   0.26   $   0.19   $   0.18
                                                        =========  =========  =========  =========
  Diluted                                               $   0.19   $   0.26   $   0.19   $   0.18
                                                        =========  =========  =========  =========

                                                                         2000
                                                        ------------------------------------------
                                                        FIRST      SECOND     THIRD      FOURTH
                                                        QUARTER    QUARTER    QUARTER    QUARTER
                                                        ---------  ---------  ---------  ---------

Revenues                                                $ 21,362   $ 21,256   $ 21,804   $ 20,594
                                                        =========  =========  =========  =========

Income from continuing operations before income taxes,
  minority interest, gain on sales of properties and
  discontinued operations                               $  6,660   $  6,316   $  6,142   $  5,592
Minority interest - OP unitholders                          (152)      (150)      (136)      (130)
Gain on sales of operating properties                      2,738          -        645      1,166
                                                        ---------  ---------  ---------  ---------

Income from continuing operations                          9,246      6,166      6,651      6,628

Discontinued Operations                                       82         79         93         94
                                                        ---------  ---------  ---------  ---------

Net earnings                                            $  9,328   $  6,245   $  6,744   $  6,722
                                                        =========  =========  =========  =========

Per share:
  Basic                                                 $   0.29   $   0.20   $   0.21   $   0.22
                                                        =========  =========  =========  =========
  Diluted                                               $   0.28   $   0.20   $   0.21   $   0.22
                                                        =========  =========  =========  =========

                                                                   SCHEDULE III

                                       IRT PROPERTY COMPANY AND SUBSIDIARIES

                                     REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                   DECEMBER 31, 2001
                                       (IN THOUSANDS, EXCEPT USEFUL LIVES)

                                                           COSTS           AMOUNT     ACCUMULATED  USEFUL
                                            INITIAL     CAPITALIZED       AT WHICH   DEPRECIATION  LIFE OF
                                   ENCUM-   COST TO    SUBSEQUENT TO     CARRIED AT    AT CLOSE    BUILDINGS   DATE
DESCRIPTION                       BRANCES   COMPANY     ACQUISITION    CLOSE OF YEAR    OF YEAR    (YEARS)     ACQUIRED
--------------------------------  --------  --------  ---------------  --------------  ---------  ----------  ----------------
Alafaya Commons
  Orlando, FL
    Land                          $      -  $  5,526  $            -   $        5,526  $       -          40    November, 1996
    Buildings                                  4,724             498            5,222        666

Ambassador Row
  Lafayette, LA
    Land                                 -     2,452               -            2,452          -          40    December, 1994
    Buildings                                  7,244             876            8,120      1,578

Ambassador Row Courtyards
  Lafayette, LA
    Land                                 -     2,899               -            2,899          -          40    December, 1994
    Buildings                                  8,698           1,476           10,174      1,851

Asheville Plaza  (1)
  Asheville, NC
    Land                                 -        53              15               68          -          30    April, 1986
    Buildings                                    336               2              338        178

Bay Pointe Plaza (1)
  St. Petersburg, FL
    Land                                 -     3,250               -            3,250          -          40    December, 1998
    Buildings                                  3,138           2,040            5,178        265

Bluebonnet Village
  Baton Rouge, LA
    Land                                 -     2,540            (146)           2,394          -          40    December, 1994
    Buildings                                  5,510             415            5,925      1,081

The Boulevard
  Lafayette, LA
    Land                                 -       948               -              948          -          40    December, 1994
    Buildings                                  2,845             260            3,105        570

Carrollwood  Center (1)
   Tampa, FL
    Land                                 -     1,661               -            1,661          -          40    November, 2001
    Buildings                                  4,999              87            5,086         10

Centre Pointe Plaza  (1)
  Smithfield, NC
    Land                                 -       984              12              996          -          40    December, 1992 &
    Buildings                                  8,003             303            8,306      1,957                December, 1993

Charlotte Square  (1)
  Port Charlotte, FL
    Land                             3,993     2,114               -            2,114          -          40    August, 1998
    Buildings                                  3,892             364            4,256        391

Chastain Square
  Atlanta, GA
    Land                             4,093     1,689           1,700            3,389          -          40    December, 1997
    Buildings                                  5,069           2,609            7,678        554

Chelsea Place
  New Port Richey, FL
    Land                                 -     1,388               -            1,388          -          40    July, 1993
    Buildings                                  5,550              77            5,627      1,197

Chestnut Square  (1)
  Brevard, NC
    Land                                 -       296               -              296          -          40    January, 1992
    Buildings                                  1,113             106            1,219        323

Colony Square
  Fitzgerald, GA
    Land                                 -       273               -              273          -          40    February, 1988
    Buildings                                  2,456             254            2,710      1,073



                                       36

Commerce Crossing
  Commerce, GA
    Land                                 -       380               1              381          -          40    December, 1992
    Buildings                                  4,090             132            4,222        959

Country Club Plaza
  Slidell, LA
    Land                                 -     1,069               -            1,069          -          40    January, 1995
    Buildings                                  3,010             193            3,203        648

Countryside Shops
  Cooper City, FL
    Land                                 -     5,652               -            5,652          -          40    June, 1994
    Buildings                                 10,977           1,053           12,030      2,267

The Crossing
  Slidell, LA
    Land                                 -     1,282               -            1,282          -          40    December, 1994
    Buildings                                  3,214             109            3,323        662

Daniel Village
  Augusta, GA
    Land                             4,473     2,633               -            2,633          -          40    March, 1998
    Buildings                                  9,612             190            9,802        952

Douglas Commons
  Douglasville, GA
    Land                             5,331     2,543               3            2,546          -          40    August, 1992
    Buildings                                  5,958             341            6,299      1,573

Elmwood Oaks
  Harahan, LA
    Land                             7,500     4,559               -            4,559          -          40    January, 1992
    Buildings                                  6,560             118            6,678      1,705

Fairview Oaks
  Ellenwood, GA
    Land                             5,045       714               -              714          -          40    June, 1997
    Buildings                                  6,396               2            6,398        727

Forest Hills Centre  (1)
  Wilson, NC
    Land                                 -       870              (9)             861          -          40    August, 1990
    Buildings                                  4,121             772            4,893      1,327

Forrest Gallery  (1)
  Tullahoma, TN
    Land                                 -     2,137              11            2,148          -          40    December, 1992
    Buildings                                  9,978             821           10,799      2,689

The Galleria  (1)
  Wrightsville Beach, NC
    Land                                 -     1,070             (41)           1,029          -          40    August, 1986
    Buildings                                  6,139           1,390            7,529      2,597                & December, 1987

Grassland Crossing
  Alpharetta, GA
    Land                             6,265     1,075               -            1,075          -          40    February, 1997
    Buildings                                  8,832             410            9,242      1,204

Greenwood
  Palm Springs, FL
    Land                                 -     4,129               -            4,129          -          40    July, 1997
    Buildings                                  8,954             325            9,279      1,091

Gulf Gate Plaza
  Naples, FL
    Land                                 -       278               -              278          -          28    June, 1979
    Buildings                                  1,858           2,553            4,411      3,475

Heritage Walk
  Milledgeville, GA
    Land                             7,166       810               -              810          -          40    June,1993
    Buildings                                  7,944             121            8,065      1,736

Lancaster Plaza
  Lancaster, SC
    Land                                 -       121               -              121          -          30    April, 1986
    Buildings                                    744             604            1,348        822



                                       37

Lancaster Shopping Center
  Lancaster, SC
    Land                                 -       338               -              338          -          30    August, 1986 &
    Buildings                                  1,228              77            1,305        621                December, 1987

Lawrence Commons  (1)
  Lawrenceburg, TN
    Land                                 -       816               -              816          -          40    August, 1992
    Buildings                                  2,729              63            2,792        695

Lexington Shopping Center
  Lexington, VA
    Land                                 -       312               -              312          -          30    June, 1988 &
    Buildings                                  1,639             650            2,289      1,024                June, 1989

Mableton Crossing
  Mableton, GA
    Land                             4,328     2,781               -            2,781          -          40    June, 1998
    Buildings                                  5,389              12            5,401        478

Macland Pointe
  Marietta, GA
    Land                             5,972     1,252             (12)           1,240          -          40    January, 1993
    Buildings                                  4,317             642            4,959      1,126

Madison Centre
  Madison, AL
    Land                             4,093     2,772               -            2,772          -          40    August, 1997
    Buildings                                  3,046              20            3,066        338

Market Place
  Norcross, GA
    Land                                 -     3,820               -            3,820          -          40    April, 1997
    Buildings                                  3,254             450            3,704        544

McAlpin Square
  Savannah, GA
    Land                                 -         -               -                -          -          40    December, 1997
    Buildings                                  6,152           1,475            7,627        765

Millervillage
  Baton Rouge, LA
    Land                                 -     1,927               -            1,927          -          40    December, 1994
    Buildings                                  5,662             130            5,792      1,088

New Smyrna Beach Regional
  New Smyrna Beach, FL
    Land                                 -     3,704               7            3,711          -          40    August, 1992
    Buildings                                  6,401             483            6,884      1,834

North River Village
  Ellenton, FL
    Land                                 -     2,949               -            2,949          -          40    December, 1992 &
    Buildings                                  7,161             651            7,812      1,607                December, 1993

North Village Center
  North Myrtle Beach, SC
    Land                             1,876       483               -              483          -          37    August, 1986
    Buildings                                  2,785             114            2,899        993

Old Kings Commons
  Palm Coast, FL
    Land                                 -     1,491               -            1,491          -          40    May, 1988
    Buildings                                  4,474             197            4,671      1,694

Parkmore Plaza
  Milton, FL
    Land                                 -     1,799               8            1,807          -          40    December, 1992
    Buildings                                  6,454             612            7,066      1,567

Paulding Commons
  Dallas, GA
    Land                             6,949     2,312               3            2,315          -          40    August, 1992
    Buildings                                 10,607             234           10,841      2,627

Pensacola Plaza
  Pensacola, FL
    Land                                 -       131               -              131          -          30    July, 1986
    Buildings                                  2,392             187            2,579      1,381


                                       38

Pine Ridge Sqare (1)
  Coral Springs, FL
     Land                            7,502     2,909               -            2,909          -          40    December, 2000
     Buildings                                 8,727              34            8,761        219

Pinhook Plaza
  Lafayette, LA
    Land                                 -     2,768               -            2,768          -          40    December, 1994
    Buildings                                  8,304             475            8,779      1,591

Plaza Acadienne
  Eunice, LA
    Land                                 -         -               -                -          -          40    December, 1994
    Buildings                                  2,918             135            3,053        579

Plaza North  (1)
  Hendersonville, NC
    Land                                 -       658               -              658          -          40    August, 1992
    Buildings                                  1,796              65            1,861        448

Powers Ferry Plaza
  Marietta, GA
    Land                                 -     1,725              (9)           1,716          -          40    May, 1997
    Buildings                                  5,785             585            6,370        762

Providence Square  (1)
  Charlotte, NC
    Land                                 -       450               -              450          -          35    December, 1971
    Buildings                                  1,896           2,422            4,318      3,545

Regency Square
    Port Richey, FL
    Land                                 -     3,036               -            3,036          -          40    March, 2001
    Buildings                                  6,195               -            6,195        180

Riverside Square  (1)
  Coral Springs, FL
    Land                             8,488     5,893               -            5,893          -          40    August, 1998
    Buildings                                  7,131             223            7,354        672

Riverview Shopping Center  (1)
  Durham, NC
    Land                                 -       400               -              400          -          35    March, 1972
    Buildings                                  1,823           4,713            6,536      3,166

Salisbury Marketplace  (1)
  Salisbury, NC
    Land                                 -       734               -              734          -          40    August, 1996
    Buildings                                  3,878              62            3,940        543

Scottsville Square
  Bowling Green, KY
    Land                                 -       653               1              654          -          20    August, 1992
    Buildings                                  1,782             196            1,978        809

Seven Hills
  Spring Hill, FL
    Land                                 -     1,903               -            1,903          -          40    July, 1993
    Buildings                                  2,977              43            3,020        662

Shelby Plaza  (1)
  Shelby, NC
    Land                                 -         -               -                -          -          21    April, 1986
    Buildings                                    937             855            1,792      1,156

Sherwood South
  Baton Rouge, LA
    Land                                 -       496               -              496          -          40    December, 1994
    Buildings                                  1,489             487            1,976
473

Shipyard Plaza
  Pascagoula, MS
    Land                                 -       359               -              359          -          40    April, 1988
    Buildings                                  4,130             381            4,511      1,498

Shoppes at Lago Mar (1)
  Miami, FL
    Land                             5,423     3,170               -            3,170          -          40    February, 1999
    Buildings                                  6,743              17            6,760        477

                                       39

Shoppes of Silverlakes
  Pembroke Pines, FL
    Land                             3,056     4,043               -            4,043          -          40    November, 1997
    Buildings                                 12,826             179           13,005      1,367

Siegen Village
  Baton Rouge, LA
    Land                             4,521     2,375            (325)           2,050          -          40    December, 1994
    Buildings                                  6,952             695            7,647      1,190

Smyrna Village  (1)
  Smyrna, TN
    Land                                 -       968              21              989          -          40    August, 1992
    Buildings                                  4,744             181            4,925      1,186

Smyth Valley Crossing
  Marion, VA
    Land                                 -     1,693               7            1,700          -          40    December, 1992
    Buildings                                  5,231             276            5,507      1,313

South Beach Regional
  Jacksonville Beach, FL
    Land                                 -     3,958              20            3,978          -          40    August, 1992
    Buildings                                 17,130           1,784           18,914      4,553

Spalding Village
  Griffin, GA
    Land                            11,080     2,814               3            2,817          -          40    August, 1992
    Buildings                                 12,470             239           12,709      3,093

Spring Valley
  Columbia, SC
    Land                                 -     1,382               -            1,382          -          40    March, 1998
    Buildings                                  4,722             129            4,851        459

Stadium Plaza
  Phenix City, AL
    Land                                 -     1,829               2            1,831          -          40    August, 1992
    Buildings                                  2,614              96            2,710        663

Stanley Market Place  (1)
  Stanley, NC
    Land                                 -       198               -              198          -          35    January, 1992
    Buildings                                  1,603              66            1,669
442

Tamarac Town Square  (1)
  Tamarac, FL
    Land                             6,772     4,637               -            4,637          -          40    August, 1998
    Buildings                                  6,015             979            6,994        647

Tarpon Heights
  Galliano, LA
    Land                                 -       706               -              706          -          40    January, 1995
    Buildings                                  2,117              15            2,132        381

Thomasville Commons
  Thomasville, NC
    Land                             5,211       963               -              963          -          40    August, 1992
    Buildings                                  6,183             105            6,288      1,518

Town & Country
  Kissimmee, FL
    Land                             2,029     1,065               -            1,065          -          40    January, 1998
    Buildings                                  3,200              23            3,223        328

Treasure Coast  (1)
  Vero Beach, FL
    Land                             5,286     2,471               -            2,471          -          40    May, 1998
    Buildings                                  8,622             240            8,862        804

Unigold Shopping Center (1)
    Orlando, FL
    Land                                 -     2,410               -            2,410          -          40    April, 2001
    Buildings                                  5,627              87            5,714         95

Venice Plaza
  Venice, FL
    Land                                 -       333               -              333          -          27    June, 1979
    Buildings                                  1,973           1,342            3,315      2,231

                                       40

Village at Northshore
  Slidell, LA
    Land                             4,650     2,066               -            2,066          -          40    December, 1994
    Buildings                                  6,197           1,206            7,403      1,209

Walton Plaza
  Augusta, GA
    Land                                 -       598               -              598          -          40    August 1998
    Buildings                                  2,561               2            2,563        427

Waterlick Plaza
  Lynchburg, VA
    Land                                 -     1,071               -            1,071          -          40    October, 1989
    Buildings                                  5,091             329            5,420
1,737

Watson Central
  Warner Robins, GA
    Land                                 -     1,646              12            1,658          -          40    December, 1992 &
    Buildings                                 11,317             184           11,501      2,597                October, 1993

Wesley Chapel Crossing
  Decatur, GA
    Land                             3,570     3,829               9            3,838          -          40    December, 1992
    Buildings                                  7,032             272            7,304      1,703

West Gate Plaza
  Mobile, AL
    Land                                 -       475               -              475          -          25    June, 1974 &
    Buildings                                  3,782             656            4,438      1,706                January, 1985

West Towne Square
  Rome, GA
    Land                                 -       325               -              325          -          40    March, 1990
    Buildings                                  5,581             376            5,957      1,835

Williamsburg at Dunwoody (1)
  Dunwoody, GA
    Land                                 -     1,638               -            1,638          -          40    March 1999
    Buildings                                  3,964              32            3,996        286

Willowdaile Shopping Center  (1)
  Durham, NC
    Land                                 -       937            (178)             759          -          40    August, 1986 &
    Buildings                                  7,352             985            8,337      3,026
December, 1987

Industrial Buildings
  Charlotte, NC - Industrial
    Land                                 -       143             176              319          -          14    June, 1979
    Buildings                                  2,170           1,360            3,530      3,254

Grand Marche
  Shopping Center
    Lafayette, LA
      Land                               -       250               -              250          -                September, 1972

Conway Crossing
  Orlando, FL
    Land                                 -       337             774            1,111          -           -    June, 1979
    Buildings                                    147           3,318            3,465          4

Lutz Lake Crossing
   Tampa, FL
    Land                                 -     3,304               -            3,304          -           -    September, 2000
    Buildings                                  3,671               -            3,671          -

Miramar
    Miami, FL
    Land                                 -     3,551               -            3,551          -           -    June, 1999
    Buildings                                  2,187               -            2,187          -

Shops at Huntcrest
   Tampa, FL
    Land                                 -     3,525               -            3,525          -           -    September, 2001
    Buildings                                  1,785               -            1,785          -

Freehome Village
    Development Loan                     -       846               -              846          -           -    October, 2000


                                  $134,672  $630,853  $       52,412   $      683,265  $ 109,344
                                  ========  ========  ===============  ==============  =========
                                     YEAR
DESCRIPTION                       COMPLETED
--------------------------------  ----------
Alafaya Commons
  Orlando, FL
    Land                                1987
    Buildings

Ambassador Row
  Lafayette, LA
    Land                              1980 &
    Buildings                           1991

Ambassador Row Courtyards
  Lafayette, LA
    Land                              1986 &
    Buildings                           1991

Asheville Plaza  (1)
  Asheville, NC
    Land                                1967
    Buildings

Bay Pointe Plaza (1)
  St. Petersburg, FL
    Land                                1998
    Buildings

Bluebonnet Village
  Baton Rouge, LA
    Land                                1983
    Buildings

The Boulevard
  Lafayette, LA
    Land                              1976 &
    Buildings                           1994

Carrollwood  Center (1)
   Tampa, FL
    Land                              1971 &
    Buildings                           1996

Centre Pointe Plaza  (1)
  Smithfield, NC
    Land                              1989 &
    Buildings                           1993

Charlotte Square  (1)
  Port Charlotte, FL
    Land                                1998
    Buildings

Chastain Square
  Atlanta, GA
    Land                              1981 &
    Buildings                           2001

Chelsea Place
  New Port Richey, FL
    Land                                1992
    Buildings

Chestnut Square  (1)
  Brevard, NC
    Land                                1985
    Buildings

Colony Square
  Fitzgerald, GA
    Land                                1987
    Buildings

Commerce Crossing
  Commerce, GA
    Land                                1988
    Buildings

Country Club Plaza
  Slidell, LA
    Land                                1982
    Buildings

Countryside Shops
  Cooper City, FL
    Land                          1986, 1988
    Buildings                         & 1991

The Crossing
  Slidell, LA
    Land                              1988 &
    Buildings                           1993

Daniel Village
  Augusta, GA
    Land                                1998
    Buildings

Douglas Commons
  Douglasville, GA
    Land                                1988
    Buildings

Elmwood Oaks
  Harahan, LA
    Land                                1989
    Buildings

Fairview Oaks
  Ellenwood, GA
    Land                                1997
    Buildings

Forest Hills Centre  (1)
  Wilson, NC
    Land                              1990 &
    Buildings                           1995

Forrest Gallery  (1)
  Tullahoma, TN
    Land                                1987
    Buildings

The Galleria  (1)
  Wrightsville Beach, NC
    Land                          1986, 1990
    Buildings                          &1996

Grassland Crossing
  Alpharetta, GA
    Land                                1996
    Buildings

Greenwood
  Palm Springs, FL
    Land                              1982 &
    Buildings                           1994

Gulf Gate Plaza
  Naples, FL
    Land                              1969 &
    Buildings                           1974

Heritage Walk
  Milledgeville, GA
    Land                              1991 &
    Buildings                           1992

Lancaster Plaza
  Lancaster, SC
    Land                                1971
    Buildings

Lancaster Shopping Center
  Lancaster, SC
    Land                              1963 &
    Buildings                           1987

Lawrence Commons  (1)
  Lawrenceburg, TN
    Land                                1987
    Buildings

Lexington Shopping Center
  Lexington, VA
    Land                              1981 &
    Buildings                           1989

Mableton Crossing
  Mableton, GA
    Land                                1998
    Buildings

Macland Pointe
  Marietta, GA
    Land                              1992 &
    Buildings                           1993

Madison Centre
  Madison, AL
    Land                                1997
    Buildings

Market Place
  Norcross, GA
    Land                                1976
    Buildings

McAlpin Square
  Savannah, GA
    Land                                1979
    Buildings

Millervillage
  Baton Rouge, LA
    Land                              1983 &
    Buildings                           1992

New Smyrna Beach Regional
  New Smyrna Beach, FL
    Land                                1987
    Buildings

North River Village
  Ellenton, FL
    Land                              1988 &
    Buildings                           1993

North Village Center
  North Myrtle Beach, SC
    Land                                1984
    Buildings

Old Kings Commons
  Palm Coast, FL
    Land                                1988
    Buildings

Parkmore Plaza
  Milton, FL
    Land                              1986 &
    Buildings                           1992

Paulding Commons
  Dallas, GA
    Land                                1991
    Buildings

Pensacola Plaza
  Pensacola, FL
    Land                                1985
    Buildings

Pine Ridge Sqare (1)
  Coral Springs, FL
     Land                               1986
     Buildings

Pinhook Plaza
  Lafayette, LA
    Land                              1979 &
    Buildings                           1992

Plaza Acadienne
  Eunice, LA
    Land                                1980
    Buildings

Plaza North  (1)
  Hendersonville, NC
    Land                                1986
    Buildings

Powers Ferry Plaza
  Marietta, GA
    Land                              1979 &
    Buildings                           1983

Providence Square  (1)
  Charlotte, NC
    Land                                1973
    Buildings

Regency Square
    Port Richey, FL
    Land                                2001
    Buildings

Riverside Square  (1)
  Coral Springs, FL
    Land                                1998
    Buildings

Riverview Shopping Center  (1)
  Durham, NC
    Land                              1973 &
    Buildings                           1994

Salisbury Marketplace  (1)
  Salisbury, NC
    Land                                1987
    Buildings

Scottsville Square
  Bowling Green, KY
    Land                                1986
    Buildings

Seven Hills
  Spring Hill, FL
    Land                                1991
    Buildings

Shelby Plaza  (1)
  Shelby, NC
    Land                                1972
    Buildings

Sherwood South
  Baton Rouge, LA
    Land                          1972, 1988
    Buildings                         & 1992

Shipyard Plaza
  Pascagoula, MS
    Land                                1987
    Buildings

Shoppes at Lago Mar (1)
  Miami, FL
    Land                                1995
    Buildings

Shoppes of Silverlakes
  Pembroke Pines, FL
    Land                              1995 &
    Buildings                           1996

Siegen Village
  Baton Rouge, LA
    Land                              1988 &
    Buildings                           1996

Smyrna Village  (1)
  Smyrna, TN
    Land                                1992
    Buildings

Smyth Valley Crossing
  Marion, VA
    Land                                1989
    Buildings

South Beach Regional
  Jacksonville Beach, FL
    Land                              1990 &
    Buildings                           1991

Spalding Village
  Griffin, GA
    Land                                1989
    Buildings

Spring Valley
  Columbia, SC
    Land                                1998
    Buildings

Stadium Plaza
  Phenix City, AL
    Land                                1988
    Buildings

Stanley Market Place  (1)
  Stanley, NC
    Land                              1980 &
    Buildings                           1991

Tamarac Town Square  (1)
  Tamarac, FL
    Land                                1998
    Buildings

Tarpon Heights
  Galliano, LA
    Land                                1982
    Buildings

Thomasville Commons
  Thomasville, NC
    Land                                1991
    Buildings

Town & Country
  Kissimmee, FL
    Land                                1998
    Buildings

Treasure Coast  (1)
  Vero Beach, FL
    Land                                1998
    Buildings

Unigold Shopping Center (1)
    Orlando, FL
    Land                                1987
    Buildings

Venice Plaza
  Venice, FL
    Land                              1971 &
    Buildings                           1979

Village at Northshore
  Slidell, LA
    Land                              1988 &
    Buildings                           1993

Walton Plaza
  Augusta, GA
    Land                                1991
    Buildings

Waterlick Plaza
  Lynchburg, VA
    Land                              1973 &
    Buildings                           1988

Watson Central
  Warner Robins, GA
    Land                              1989 &
    Buildings                           1993

Wesley Chapel Crossing
  Decatur, GA
    Land                                1989
    Buildings

West Gate Plaza
  Mobile, AL
    Land                              1974 &
    Buildings                           1995

West Towne Square
  Rome, GA
    Land                                1988
    Buildings

Williamsburg at Dunwoody (1)
  Dunwoody, GA
    Land                                1983
    Buildings

Willowdaile Shopping Center  (1)
  Durham, NC
    Land                                1986
    Buildings

Industrial Buildings
  Charlotte, NC - Industrial
    Land                              1956 &
    Buildings                           1963

Grand Marche
  Shopping Center
    Lafayette, LA
      Land                              1969

Conway Crossing
  Orlando, FL
    Land                                1972
    Buildings

Lutz Lake Crossing
   Tampa, FL
    Land                                   -
    Buildings

Miramar
    Miami, FL
    Land                                   -
    Buildings

Shops at Huntcrest
   Tampa, FL
    Land                                   -
    Buildings

Freehome Village
    Development Loan                       -

(1)  Ownership  through  IRT  Partners,  L.P.

     Real  estate  activity  is  summarized  as  follows:




                                         2001       2000       1999
                                       ---------  ---------  ---------
RENTAL AND DEVELOPMENT PROPERTIES:

Cost -
  Balance at beginning of year         $637,259   $630,005   $622,117
  Acquisitions and improvements          59,008     19,613     20,456
  Retirements                              (231)         -          -
  Funding of development loans              248      4,507          -
  Collection of development loans        (3,645)      (264)         -
                                      ----------  ---------  ---------
                                        692,639    653,861    642,573
  Cost of properties sold                (9,374)   (16,602)   (12,568)
                                      ----------  ---------  ---------
    Balance at end of year             $683,265   $637,259   $630,005
                                      ==========  =========  =========
Accumulated depreciation -
  Balance at beginning of year         $ 96,183   $ 86,170   $ 74,943
  Depreciation                           15,088     14,368     13,869
                                      ----------  ---------  ---------
                                        111,271    100,538     88,812
  Accumulated depreciation related to
    rental properties sold               (1,927)    (4,355)    (2,642)
                                      ----------  ---------  ---------
    Balance at end of year             $109,344   $ 96,183   $ 86,170
                                      ==========  =========  =========

                                                                   SCHEDULE IV


                      IRT PROPERTY COMPANY AND SUBSIDIARIES

                          MORTGAGE LOANS ON REAL ESTATE
                                DECEMBER 31, 2001
                                 (IN THOUSANDS)


                                                                                                                    Face Amount
                                                                                              Final     Periodic   and Carrying
                                                   Type of          Type of      Interest    Maturity   Payment      Amount of
Location of Property                                Loan           Property        Rate        Date     Terms        Mortgages
-------------------------------------          ---------------  ---------------  ---------  ----------  --------   ------------

Lauderdale Lakes, FL                           First Mortgage   Condominiums     10.00%     May, 2009    (1)        $     76

Nashville, TN                                  First Mortgage   Condominiums      8.63% -   2006-2007    (1)              16
                                               Participation                      12.38%

Ft. Walton Beach, FL                           Second Mortgage  Shopping Center      7.00%  June, 2003   (2)             250

                                                                                                                    --------
                                                                                                                         342
Less interest discounts and negative
goodwill                                                                                                                 (28)
                                                                                                                    --------

                                                                                                                    $    314

                                                                                                                    ========

(1)  Monthly  payments  include  principal  and  interest.

(2)  Interest  is  payable  monthly.  Entire  principal  balance  is  payable  on  the  maturity  date.

     Mortgage  loan  activity  is  summarized  as  follows:


                                                  Year Ended December 31,
                                                 ------------------------
                                                  2001    2000     1999
                                                 ------  ------  --------
Balance at beginning of year                     $  70   $  92   $ 1,097
New mortgage loans                                 250       -       365
Amortization of interest discounts and negative
  goodwill                                           6       6         4
Collections of principal                           (12)    (28)   (1,374)
                                                 ------  ------  --------

Balance at end of year                           $ 314   $  70   $    92
                                                 ======  ======  ========